UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6178

Nuveen New York Investment Quality Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report September 30, 2011

Nuveen New York Investment Quality Municipal Fund, Inc.
NQN

Nuveen New York Select Quality Municipal Fund, Inc.
NVN

Nuveen New York Quality Income Municipal Fund, Inc.
NUN

Nuveen Insured New York Dividend Advantage Municipal Fund
NKO

September

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Common Share Dividend and Share Price Information	14
Performance Overviews	16
Shareholder Meeting Report	22
Report of Independent Registered Public Accounting Firm	24
Portfolios of Investments	25
Statement of Assets and Liabilities	65
Statement of Operations	67
Statement of Changes in Net Assets	68
Statement of Cash Flows	70
Financial Highlights	72
Notes to Financial Statements	81
Board Members and Officers	94
Annual Investment Management Agreement Approval Process	99
Reinvest Automatically, Easily and Conveniently	108
Glossary of Terms Used in this Report	110
Other Useful Information	115

Chairman’s
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
November 21, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New York Investment Quality Municipal Fund, Inc. (NQN)
Nuveen New York Select Quality Municipal Fund, Inc. (NVN)
Nuveen New York Quality Income Municipal Fund, Inc. (NUN)
Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF)
Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)

Portfolio manager Scott Romans discusses economic and municipal market conditions at both the national and state levels, key investment strategies, and the twelve-month performance of these Nuveen New York Funds. Scott, who joined Nuveen in 2000, assumed portfolio management responsibility for these six New York Funds in January 2011 from Cathryn Steeves, who managed the Funds from 2006 to December 2010.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended September 30, 2011?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2011 meeting, the central bank stated that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also announced that it would extend the average maturity of its holdings of Treasury securities by purchasing $400 billion of Treasury securities with maturities of six to thirty years and selling an equal amount of Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, the best growth number since the September quarter of 2010 and the ninth consecutive quarter of positive growth. At the same time, inflation posted its largest twelve-month gain in three years, as the Consumer Price Index (CPI) rose 3.9% year-over-year as of September 2011. The core CPI (which excludes food and energy) increased 2.0% over this period. Unemployment numbers remained high, with the September 2011 national jobless rate at 9.1% for the third consecutive month, slightly down from 9.6% a year earlier. The housing market also continued to be a major weak spot. For the twelve months ended August 2011 (the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.8%, putting housing prices on par with those seen in June/July 2003. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and the efforts to reduce the federal deficit.

Municipal bond prices generally rose over the period, bouncing back from a reversal in the municipal market that began in the fourth quarter of 2010 as the result of investor concerns about inflation, the federal deficit and its impact on demand for U.S. Treasuries. Adding to this situation was media coverage of the strained finances of many state and local governments, which failed to differentiate between gaps in these governments’ operating budgets and their ability to meet their debt service obligations. As a result, money flowed out of municipal mutual funds, yields rose and valuations declined. As we moved into the second quarter of 2011, we saw the environment in the municipal market improve, as some buyers were attracted by municipal bond valuations and yields, resulting in declining yields and rising valuations.

During the second half of this reporting period, municipal bond prices generally rallied as yields declined. This was attributable in part to the continued depressed level of municipal bond issuance. Tax-exempt volume, which had been limited in 2010 by issuers’ extensive use of taxable Build America Bonds (BABs), continued to drift lower in 2011. Even though BABs were no longer an option for issuers (the BAB program expired at the end of 2010), some borrowers had accelerated issuance into 2010 in order to take advantage of the program’s favorable terms before its termination, fulfilling their capital program borrowing needs well into 2012. This reduced the need for many borrowers to come to market with new issues during this period. Over the twelve months ended September 30, 2011, municipal bond issuance nationwide totaled $330.6 billion, a decrease of 20% compared with the issuance of the twelve-month period ended September 30, 2010. During the majority of this period, demand for municipal bonds was strong.

How were the economic and market environments in New York during this period?

Over the twelve-month period, New York emerged as a state leader in the recovery from the recession, outpacing most of the other states in the Northeast. Hiring picked up in three of New York’s key industries—education and health services, professional and business services, and financial services—which represented about 40% of jobs in the state. As of September 2011, the unemployment rate in New York was 8.0%, down from 8.4% in September 2010 and well below the U.S. average of 9.1%. However, the outlook for continued economic improvement in New York has been somewhat tempered by concerns about Europe’s economic situation and its potential impact on the state’s exports of manufactured goods, as well as, on the many global financial

6	Nuveen Investments

companies headquartered in New York City. In the housing sector, the average home price in the New York City area fell 3.4% over the twelve months ended August 2011 (the most recent data available at the time this report was prepared).

In March 2011, New York passed its final state budget for fiscal 2012, marking the first time since 2006 that the state completed the task by the April 1st deadline. The $132.5 billion budget, which closed a $10 billion deficit, included a 1% cut in spending from fiscal 2011, but no new taxes or borrowing. As of September 30, 2011, Moody’s and Standard & Poor’s (S&P) rated New York general obligation debt at Aa2 and AA, respectively. For the twelve months ended September 30, 2011, municipal issuance in New York totaled $38.3 billion, a decrease of 4% from the previous twelve months.

What key strategies were used to manage the New York Funds during this reporting period?

During this period, finding appropriate insured bonds remained a challenge for funds like these that were required to invest a considerable portion of their assets in issued bonds because of the continued decline in insured bond issuance. Over the twelve months ended September 30, 2011, issuance of new insured bonds totaled approximately $16.9 billion, or just 5% of total municipal issuance, down 35% from the twelve months ended September 2010. Even though these Funds were able to invest up to 20% of their net assets in uninsured investment-grade credits rated BBB- or higher, the combination of tighter tax-exempt supply, little insured bond issuance and relatively lower yields meant fewer attractive opportunities for these Funds.

In this environment, we took an opportunistic approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, the New York Funds found value in health care, charter schools, utilities, transportation and tax-backed issues. We also took advantage of attractive valuation levels to add tobacco bonds to NQN, NVN, NUN and NNF.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds fully invested. We occasionally sold bonds with very short maturities or short call dates in advance of their maturity or call date in order to take advantage of attractive purchase candidates as they became available in the market. In general, selling was minimal, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of September 30, 2011, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

Nuveen Investments	7

How did the Funds perform?

Individual results for these Nuveen New York Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 9/30/11

Fund	1-Year	5-Year	10-Year
NQN	4.68%	5.38%	6.13%
NVN	4.27%	5.27%	6.19%
NUN	4.26%	5.15%	5.99%
NNF	5.04%	5.29%	5.86%
NKO	4.98%	5.16%	N/A
NRK	2.91%	5.11%	N/A

Standard & Poor’s (S&P) New York Municipal Bond Index*	3.70%	4.88%	5.15%
Standard & Poor’s (S&P) Insured National Municipal Bond Index*	3.96%	4.72%	5.16%
Lipper Single-State Insured Municipal Debt Classification Average*	4.43%	5.13%	5.76%

For the twelve months ended September 30, 2011, the total returns on common share net asset value (NAV) for NQN, NVN, NUN, NNF and NKO exceeded the returns for the Standard & Poor’s (S&P) New York Municipal Bond Index and the National S&P Insured Municipal Bond Index, while NRK underperformed these indexes. For this same period, NQN, NNF and NKO outperformed the average return for the Lipper Single-State Insured Municipal Debt Classification Average, while NVN, NUN and NRK trailed the Lipper peer group.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of structural leverage was an important positive factor in the Funds’ performance during this period. The impact of leverage is discussed in more detail later in this report.

During this period, as yields across the municipal bond yield curve declined, municipal bonds with longer maturities generally outperformed the shorter maturities. Among these Funds, NNF and NKO were the most advantageously situated in terms of duration and yield curve positioning, with better exposure to the segments of the yield curve that performed well and less exposure to the underperforming shorter end of the curve. The remaining four Funds, especially NRK, were not as well positioned for the market environment of this twelve-month period.

Credit exposure also played a role in performance during these twelve months, as bonds rated A typically outperformed those rated AAA, AA and BBB. NNF and NKO, in particular, benefited from the combination of higher allocations of bonds rated A and lower weightings in bonds rated BBB, while NQN, NVN and NRK had the heaviest weightings of BBB bonds.

Holdings that generally made positive contributions to the Funds’ returns during this period included health care, water and sewer and housing credits. All of these Funds tended to have good exposure to the health care sector.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*	Refer to Glossary of Terms used in this Report for definitions.

8	Nuveen Investments

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. Among these Funds, NRK had the heaviest weighting of pre-refunded bonds, which detracted from its performance, while NQN held the fewest pre-refunded bonds. Among the revenue sectors, airports and utilities trailed the overall municipal market.

FUND POLICY CHANGES

On October 28, 2011, after the close of this reporting period, the Funds’ Board of Directors/Trustees approved changes to each Fund’s investment policy regarding its investment in insured municipal securities. These changes are designed to provide the Adviser with more flexibility regarding the types of securities available for investment by each Fund.

Effective January 2, 2012, each Fund will eliminate the investment policy requiring it, under normal circumstances, to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Over the past few years, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Funds are not changing their investment objective and will continue to invest substantially all of their assets in a portfolio of investment grade quality municipal securities.

Concurrent with the investment policy changes, certain Funds will change their names as follows:

–	Nuveen Insured NY Premium Income Municipal Fund, Inc. (NNF) will change to Nuveen New York Premium Income Municipal Fund, Inc. (NNF),
–	Nuveen Insured NY Dividend Advantage Municipal Fund (NKO) will change to Nuveen New York Dividend Advantage Municipal Income Fund (NKO) and
–	Nuveen Insured NY Tax Free Advantage Municipal Fund (NRK) will change to Nuveen New York AMT-Free Municipal Income Fund (NRK).

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

Nuveen Investments	9

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely nonexistent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares or Variable MuniFund Term Preferred (VMTP) Shares, which are floating rate forms of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including NVN and NUN) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

10	Nuveen Investments

Subsequently, 33 of the funds that received demand letters (including NUN) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also names Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. The Court has heard arguments on the funds’ motion to dismiss the suit and has taken the matter under advisement. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

As of September 30, 2011, each of the Funds has redeemed and/or noticed for redemption all of their outstanding ARPS at liquidation value.

As of September 30, 2011, the Funds have issued and outstanding MTP Shares, VMTP Shares and VRDP Shares as shown in the accompanying tables.

MTP Shares

Fund	Series	MTP Shares Issued at Liquidation Value	Annual Interest Rate	NYSE Ticker
NRK	2015	$ 27,680,000	2.55%	NRK PrC

VMTP Shares

Fund	VMTP Series	VMTP Shares Issued at Liquidation Value
NNF	2014	$ 50,700,000

VRDP Shares

Fund	VRDP Shares Issued at Liquidation Value
NQN	$112,300,000
NVN	$164,800,000
NUN	$161,700,000
NKO	$ 50,000,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP Shares, VMTP Shares and VRDP Shares.)

As of October 5, 2011, after the close of this reporting period, all 84 of the Nuveen closed-end municipal funds that had issued ARPS, approximately $11.0 billion, have redeemed at liquidation value all of these shares.

Nuveen Investments	11

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA’s allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

12	Nuveen Investments

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Nuveen Investments	13

Common Share Dividend
and Share Price Information

During the twelve-month reporting period ended September 30, 2011, NQN, NVN, NUN, NNF and NKO each had one monthly dividend increase, while the monthly dividend of NRK was cut effective September 2011.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains distributions in December 2010 as follows:

Fund	Long-Term Capital Gains (per share)
NQN	$0.0507
NVN	$0.0292
NUN	$0.0044

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2011, all the Funds had positive UNII balances for both tax and financial reporting purposes.

14	Nuveen Investments

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of September 30, 2011, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
NQN	105,600	0.6%
NVN	118,000	0.5%
NUN	159,800	0.7%
NNF	85,700	1.0%
NKO	27,000	0.3%
NRK	6,800	0.2%

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding common shares.

As of September 30, 2011, the Funds’ common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	9/30/11 (-)Discount	Twelve-Month Average (-)Discount
NQN	(-)6.32%	(-)6.80%
NVN	(-)4.96%	(-)5.88%
NUN	(-)3.14%	(-)5.40%
NNF	(-)5.86%	(-)5.98%
NKO	(-)7.69%	(-)7.25%
NRK	(-)7.78%	(-)7.29%

Nuveen Investments	15

NQN	Nuveen New York
Performance	Investment Quality
OVERVIEW	Municipal Fund, Inc.
as of September 30, 2011

Fund Snapshot
Common Share Price	$14.37
Common Share
Net Asset Value (NAV)	$15.34
Premium/(Discount) to NAV	-6.32%
Market Yield	5.76%
Taxable-Equivalent Yield3	8.58%
Net Assets Applicable to
Common Shares ($000)	$268,793

Leverage
Structural Leverage	29.47%
Effective Leverage	37.29%

Average Annual Total Return
(Inception 11/20/90)
	On Share Price	On NAV
1-Year	2.39%	4.68%
5-Year	6.21%	5.38%
10-Year	6.54%	6.13%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	33.9%
Education and Civic Organizations	16.9%
Health Care	11.5%
Transportation	8.4%
Tax Obligation/General	7.8%
Utilities	6.7%
Water and Sewer	5.9%
Other	8.9%

Insurers4
(as a % of total Insured investments)
NPFG5	32.4%
AMBAC	25.9%
AGM	18.4%
FGIC	16.5%
Other	6.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 –General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 90% of the Fund’s total investments are invested in Insured securities.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.
6	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0507 per share.

16	Nuveen Investments

NVN	Nuveen New York
Performance	Select Quality
OVERVIEW	Municipal Fund, Inc.
as of September 30, 2011

Fund Snapshot
Common Share Price	$14.76
Common Share
Net Asset Value (NAV)	$15.53
Premium/(Discount) to NAV	-4.96%
Market Yield	5.89%
Taxable-Equivalent Yield3	8.78%
Net Assets Applicable to
Common Shares ($000)	$360,332

Leverage
Structural Leverage	31.38%
Effective Leverage	37.69%

Average Annual Total Return
(Inception 5/22/91)
	On Share Price	On NAV
1-Year	1.95%	4.27%
5-Year	6.29%	5.27%
10-Year	6.74%	6.19%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	32.9%
Education and Civic Organizations	17.3%
Health Care	9.4%
Utilities	9.0%
U.S. Guaranteed	8.6%
Transportation	7.2%
Water and Sewer	6.4%
Tax Obligation/General	5.5%
Other	3.7%

Insurers4
(as a % of total Insured investments)
NPFG5	32.2%
AMBAC	27.8%
AGM	19.7%
FGIC	16.3%
Other	4.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 –General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 88% of the Fund’s total investments are invested in Insured securities.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.
6	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0292 per share.

Nuveen Investments	17

NUN	Nuveen New York
Performance	Quality Income
OVERVIEW	Municipal Fund, Inc.
as of September 30, 2011

Fund Snapshot
Common Share Price	$14.80
Common Share
Net Asset Value (NAV)	$15.28
Premium/(Discount) to NAV	-3.14%
Market Yield	5.92%
Taxable-Equivalent Yield3	8.82%
Net Assets Applicable to
Common Shares ($000)	$362,829

Leverage
Structural Leverage	30.83%
Effective Leverage	37.37%

Average Annual Total Return
(Inception 11/20/91)
	On Share Price	On NAV
1-Year	4.01%	4.26%
5-Year	6.59%	5.15%
10-Year	6.74%	5.99%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	33.2%
Education and Civic Organizations	15.6%
U.S. Guaranteed	11.3%
Transportation	10.0%
Health Care	9.7%
Utilities	7.4%
Water and Sewer	5.3%
Other	7.5%

Insurers4
(as a % of total Insured investments)
NPFG5	29.4%
AGM	27.0%
AMBAC	22.0%
FGIC	18.6%
Other	3.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 –General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 91% of the Fund’s total investments are invested in Insured securities.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.
6	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0044 per share.

18	Nuveen Investments

NNF	Nuveen Insured New York
Performance	Premium Income
OVERVIEW	Municipal Fund, Inc.
as of September 30, 2011

Fund Snapshot
Common Share Price	$14.77
Common Share
Net Asset Value (NAV)	$15.69
Premium/(Discount) to NAV	-5.86%
Market Yield	5.65%
Taxable-Equivalent Yield3	8.42%
Net Assets Applicable to
Common Shares ($000)	$129,319

Leverage
Structural Leverage	28.16%
Effective Leverage	36.06%

Average Annual Total Return
(Inception 12/17/92)
	On Share Price	On NAV
1-Year	2.78%	5.04%
5-Year	6.02%	5.29%
10-Year	6.10%	5.86%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	36.9%
Education and Civic Organizations	14.7%
Health Care	12.6%
Transportation	10.0%
U.S. Guaranteed	7.0%
Water and Sewer	6.0%
Other	12.8%

Insurers4
(as a % of total Insured investments)
AMBAC	29.1%
NPFG5	24.9%
AGM	23.2%
FGIC	16.8%
Other	6.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 –General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 91% of the Fund’s total investments are invested in Insured securities.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.

Nuveen Investments	19

NKO	Nuveen Insured New York
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of September 30, 2011

Fund Snapshot
Common Share Price	$14.16
Common Share
Net Asset Value (NAV)	$15.34
Premium/(Discount) to NAV	-7.69%
Market Yield	5.76%
Taxable-Equivalent Yield3	8.58%
Net Assets Applicable to
Common Shares ($000)	$121,775

Leverage
Structural Leverage	29.11%
Effective Leverage	34.56%

Average Annual Total Return
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	1.77%	4.98%
5-Year	4.65%	5.16%
Since
Inception	5.47%	6.49%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	33.4%
Education and Civic Organizations	17.3%
Health Care	9.9%
Transportation	9.7%
U.S. Guaranteed	9.3%
Utilities	8.5%
Other	11.9%

Insurers4
(as a % of total Insured investments)
AGM	29.0%
NPFG5	28.1%
AMBAC	20.1%
FGIC	17.0%
Other	5.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 –General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 87% of the Fund’s total investments are invested in Insured securities.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.

20	Nuveen Investments

NRK	Nuveen Insured New York
Performance	Tax-Free Advantage
OVERVIEW	Municipal Fund
as of September 30, 2011

Fund Snapshot
Common Share Price	$13.86
Common Share
Net Asset Value (NAV)	$15.03
Premium/(Discount) to NAV	-7.78%
Market Yield	5.06%
Taxable-Equivalent Yield3	7.54%
Net Assets Applicable to
Common Shares ($000)	$52,694

Leverage
Structural Leverage	34.44%
Effective Leverage	37.45%

Average Annual Total Return
(Inception 11/21/02)
	On Share Price	On NAV
1-Year	-0.81%	2.91%
5-Year	5.04%	5.11%
Since
Inception	4.58%	5.74%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	28.4%
Education and Civic Organizations	20.1%
U.S. Guaranteed	18.3%
Health Care	14.5%
Transportation	9.1%
Other	9.6%

Insurers4
(as a % of total Insured investments)
NPFG5	32.4%
AMBAC	24.3%
FGIC	17.2%
AGM	12.5%
AGC	7.7%
Other	5.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 –General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 90% of the Fund’s total investments are invested in Insured securities.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

4	Holdings are subject to change.
5	MBIA’s public finance subsidiary.

Nuveen Investments	21

NQN	Shareholder Meeting Report
NVN
NUN	The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2011; at this meeting the shareholders were asked to vote on the election of Board Members.

	NQN		NVN		NUN
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	14,958,121	—	20,834,826	—	20,600,290	—
Withhold	455,733	—	519,829	—	822,237	—
Total	15,413,854	—	21,354,655	—	21,422,527	—
Robert P. Bremner
For	14,853,999	—	20,833,229	—	20,597,703	—
Withhold	559,855	—	521,426	—	824,824	—
Total	15,413,854	—	21,354,655	—	21,422,527	—
Jack B. Evans
For	14,849,282	—	20,781,500	—	20,614,713	—
Withhold	564,572	—	573,155	—	807,814	—
Total	15,413,854	—	21,354,655	—	21,422,527	—
William C. Hunter
For	—	923	—	1,338	—	1,307
Withhold	—	—	—	—	—	—
Total	—	923	—	1,338	—	1,307
David J. Kundert
For	14,849,424	—	20,812,075	—	20,592,994	—
Withhold	564,430	—	542,580	—	829,533	—
Total	15,413,854	—	21,354,655	—	21,422,527	—
William J. Schneider
For	—	923	—	1,338	—	1,307
Withhold	—	—	—	—	—	—
Total	—	923	—	1,338	—	1,307
Judith M. Stockdale
For	14,880,246	—	20,764,351	—	20,573,821	—
Withhold	533,608	—	590,304	—	848,706	—
Total	15,413,854	—	21,354,655	—	21,422,527	—
Carole E. Stone
For	14,874,706	—	20,787,045	—	20,594,697	—
Withhold	539,148	—	567,610	—	827,830	—
Total	15,413,854	—	21,354,655	—	21,422,527	—
Virginia L. Stringer
For	14,990,259	—	20,786,070	—	20,588,241	—
Withhold	423,595	—	568,585	—	834,286	—
Total	15,413,854	—	21,354,655	—	21,422,527	—
Terence J. Toth
For	14,862,259	—	20,824,255	—	20,603,294	—
Withhold	551,595	—	530,400	—	819,233	—
Total	15,413,854	—	21,354,655	—	21,422,527	—

22	Nuveen Investments

NNF
NKO
NRK

	NNF		NKO		NRK
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	7,201,360	—	7,116,041	—	4,950,362	—
Withhold	374,318	—	364,139	—	986,337	—
Total	7,575,678	—	7,480,180	—	5,936,699	—
Robert P. Bremner
For	7,200,860	—	—	—	—	—
Withhold	374,818	—	—	—	—	—
Total	7,575,678	—	—	—	—	—
Jack B. Evans
For	7,198,116	—	—	—	—	—
Withhold	377,562	—	—	—	—	—
Total	7,575,678	—	—	—	—	—
William C. Hunter
For	—	863	—	273	—	1,739,057
Withhold	—	70	—	—	—	910,038
Total	—	933	—	273	—	2,649,095
David J. Kundert
For	7,197,360	—	7,116,041	—	4,951,460	—
Withhold	378,318	—	364,139	—	985,239	—
Total	7,575,678	—	7,480,180	—	5,936,699	—
William J. Schneider
For	—	863	—	273	—	1,739,057
Withhold	—	70	—	—	—	910,038
Total	—	933	—	273	—	2,649,095
Judith M. Stockdale
For	7,212,538	—	—	—	—	—
Withhold	363,140	—	—	—	—	—
Total	7,575,678	—	—	—	—	—
Carole E. Stone
For	7,212,538	—	—	—	—	—
Withhold	363,140	—	—	—	—	—
Total	7,575,678	—	—	—	—	—
Virginia L. Stringer
For	7,203,043	—	—	—	—	—
Withhold	372,635	—	—	—	—	—
Total	7,575,678	—	—	—	—	—
Terence J. Toth
For	7,198,116	—	7,115,041	—	4,951,460	—
Withhold	377,562	—	365,139	—	985,239	—
Total	7,575,678	—	7,480,180	—	5,936,699	—

Nuveen Investments	23

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen New York Investment Quality Municipal Fund, Inc.
Nuveen New York Select Quality Municipal Fund, Inc.
Nuveen New York Quality Income Municipal Fund, Inc.
Nuveen Insured New York Premium Income Municipal Fund, Inc.
Nuveen Insured New York Dividend Advantage Municipal Fund
Nuveen Insured New York Tax-Free Advantage Municipal Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Insured New York Dividend Advantage Municipal Fund, and Nuveen Insured New York Tax-Free Advantage Municipal Fund (the “Funds”), as of September 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Insured New York Dividend Advantage Municipal Fund, and Nuveen Insured New York Tax-Free Advantage Municipal Fund at September 30, 2011, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 28, 2011

24	Nuveen Investments

Nuveen New York Investment Quality Municipal Fund, Inc.
NQN	Portfolio of Investments

September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.7% (1.1% of Total Investments)
$6,470	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	6/16 at 100.00	BBB–	$4,547,375
	Education and Civic Organizations – 25.7% (16.9% of Total Investments)
3,500	Dormitory Authority of the State of New York, Insured Revenue Bonds, Culinary Institute of America, Series 1999, 5.000%, 7/01/22 – NPFG Insured	1/12 at 100.00	Baa1	3,503,500
1,685	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, St. Anne Institute, Issue 2, Series 1998E, 5.000%, 7/01/18 – AMBAC Insured	1/12 at 100.00	N/R	1,690,021
3,000	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured	7/17 at 100.00	A–	3,122,730
935	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	960,684
6,500	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – NPFG Insured	1/12 at 100.00	Baa1	6,518,785
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/18 – AMBAC Insured	1/12 at 100.00	A2	2,004,580
3,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	3,221,760
1,730	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	1,799,719
2,080	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	2,165,904
550	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	BBB	559,999
1,150	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2005, 5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	Baa1	1,184,178
1,980	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA+	2,160,437
740	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	788,803
2,400	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A, 5.250%, 7/01/34	7/19 at 100.00	AA–	2,642,664
3,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	3,197,070
1,200	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	1,316,136
	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A:
5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	5,480,000
5,000	5.000%, 7/01/40	7/20 at 100.00	Aa1	5,480,000
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
575	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	681,697
460	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	546,719
4,500	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	AA–	5,007,150
2,390	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	1,965,512
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
890	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	894,779
6,080	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	Baa1	6,058,477
3,685	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	3,346,680

Nuveen Investments	25

Nuveen New York Investment Quality Municipal Fund, Inc. (continued)
NQN	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured	7/14 at 100.00	AA	$2,058,100
800	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	818,944
66,830	Total Education and Civic Organizations			69,175,028
	Health Care – 17.5% (11.5% of Total Investments)
590	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	696,578
1,715	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA+	1,829,356
2,575	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	2,771,601
3,535	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	3,865,452
1,500	Dormitory Authority of the State of New York, Hospital Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Francis Hospital, Series 1999A, 5.500%, 7/01/22 – NPFG Insured	1/12 at 100.00	A–	1,501,860
8,000	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Charles Hospital and Rehabilitation Center, Series 1999A, 5.500%, 7/01/22 – NPFG Insured	1/12 at 100.00	A–	8,009,920
1,325	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B, 5.250%, 7/01/27 – AGC Insured	7/17 at 100.00	AA+	1,401,254
6,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA	6,351,600
1,945	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA+	2,124,368
1,805	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Health System Obligated Group, Series 1998, 5.000%, 11/01/23 – NPFG Insured	12/11 at 100.00	Baa1	1,806,191
1,585	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA+	1,621,724
8,525	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001B, 5.250%, 7/01/26 – AMBAC Insured	7/12 at 100.00	Baa1	8,552,706
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
3,150	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	3,301,862
2,100	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	2,202,165
935	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	971,895
45,285	Total Health Care			47,008,532
	Housing/Multifamily – 4.4% (2.9% of Total Investments)
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
1,230	5.000%, 7/01/14 – NPFG Insured	No Opt. Call	AA+	1,356,346
1,230	5.000%, 7/01/16 – NPFG Insured	7/15 at 100.00	AA+	1,375,976
5,740	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A, 5.000%, 7/01/25 – NPFG Insured (UB)	7/15 at 100.00	AA+	6,036,930
420	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Seaview Towers, Series 2006A, 4.750%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	Aaa	410,151
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,022,180
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	452,570

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
$95	6.100%, 11/01/15 – AGM Insured	11/11 at 100.00	AA+	$95,429
150	6.125%, 11/01/20 – AGM Insured	11/11 at 100.00	AA+	150,249
11,315	Total Housing/Multifamily			11,899,831
	Tax Obligation/General – 11.9% (7.8% of Total Investments)
3,000	Dormitory Authority of the State of New York, School Districts Revenue Bond Financing Program, Peekskill City School District, Series 2005D, 5.000%, 10/01/33 – NPFG Insured	10/15 at 100.00	Aa3	3,080,340
1,200	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	1,263,396
635	Erie County, New York, General Obligation Bonds, Series 2004B, 5.250%, 4/01/13 – NPFG Insured	No Opt. Call	A2	671,309
1,000	Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%, 3/01/16 – FGIC Insured	3/12 at 100.00	A3	1,011,350
400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	435,728
3,000	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/23	8/19 at 100.00	AA	3,411,630
2,300	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	2,556,657
	New York City, New York, General Obligation Bonds, Series 2004A:
3,000	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA+	3,309,540
2,300	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA+	2,532,185
	Pavilion Central School District, Genesee County, New York, General Obligation Bonds, Series 2005:
1,650	5.000%, 6/15/16 – AGM Insured	6/15 at 100.00	AA+	1,844,403
1,815	5.000%, 6/15/18 – AGM Insured	6/15 at 100.00	AA+	2,017,572
1,145	Three Village Central School District, Brookhaven and Smithtown, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 6/01/18 – FGIC Insured	No Opt. Call	Aa2	1,367,920
1,620	West Islip Union Free School District, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 10/01/16 – AGM Insured	10/15 at 100.00	Aa3	1,859,890
6,110	Yonkers, New York, General Obligation Bonds, Series 2005A, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	A2	6,720,939
29,175	Total Tax Obligation/General			32,082,859
	Tax Obligation/Limited – 51.5% (33.9% of Total Investments)
1,575	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	7/15 at 100.00	AA–	1,694,306
1,220	Dormitory Authority of the State of New York, Insured Revenue Bonds, 853 Schools Program – Anderson School, Series 1999E, Issue 2, 5.750%, 7/01/19 – AMBAC Insured	1/12 at 100.00	N/R	1,224,441
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Special Act School District Program, Series 1999, 5.750%, 7/01/19 – NPFG Insured	1/12 at 100.00	Baa1	2,007,100
1,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – AGM Insured	8/14 at 100.00	AA+	1,570,815
2,410	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	2,575,206
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1:
2,120	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	2,390,088
1,200	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,277,844
4,600	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	4,769,648
3,135	Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds, Southside Hospital, Series 1998, 5.000%, 2/15/25 – NPFG Insured	2/12 at 100.00	Aa3	3,136,944
375	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	418,196

Nuveen Investments	27

Nuveen New York Investment Quality Municipal Fund, Inc. (continued)
NQN	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,400	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31	No Opt. Call	AA–	$2,537,112
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004:
1,290	5.750%, 5/01/26 – AGM Insured (UB)	5/14 at 100.00	AA+	1,372,367
1,780	5.750%, 5/01/27 – AGM Insured (UB)	5/18 at 100.00	AA+	1,998,673
5,630	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA+	6,217,885
10,735	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	10,620,136
6,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA+	6,245,700
2,760	Metropolitan Transportation Authority, New York, State Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 – NPFG Insured	7/12 at 100.00	AA–	2,851,494
4,500	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA+	5,516,190
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,250	5.500%, 1/01/19 – NPFG Insured	7/12 at 100.00	AA–	1,290,663
2,000	5.500%, 1/01/20 – NPFG Insured	7/12 at 100.00	AA–	2,063,520
2,000	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	2,052,080
4,095	5.000%, 7/01/30 – AMBAC Insured	7/12 at 100.00	AA–	4,188,243
4,820	Nassau County Interim Finance Authority, New York, Sales and Use Tax Revenue Bonds, Series 2004H, 5.250%, 11/15/13 – AMBAC Insured	No Opt. Call	AAA	5,309,278
	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds, Series 2003A:
2,115	5.000%, 11/15/18 – AMBAC Insured	11/13 at 100.00	AAA	2,294,056
1,305	4.750%, 11/15/21 – AMBAC Insured	11/13 at 100.00	AAA	1,394,066
1,305	4.750%, 11/15/22 – AMBAC Insured	11/13 at 100.00	AAA	1,396,050
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
2,200	5.000%, 10/15/25 – NPFG Insured (UB)	10/14 at 100.00	AAA	2,413,268
1,600	5.000%, 10/15/26 – NPFG Insured (UB)	10/14 at 100.00	AAA	1,750,368
6,640	5.000%, 10/15/29 – AMBAC Insured (UB)	10/14 at 100.00	AAA	7,112,502
1,500	5.000%, 10/15/32 – AMBAC Insured (UB)	10/14 at 100.00	AAA	1,596,105
35	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	36,856
5	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 – SYNCORA GTY Insured	2/14 at 100.00	AAA	5,425
630	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	661,412
	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
3,785	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	4,289,957
1,000	5.750%, 4/01/41	4/21 at 100.00	AA–	1,125,850
	New York Convention Center Development Corporation, New York, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
700	13.313%, 11/15/30 – AMBAC Insured (IF)	11/15 at 100.00	AA+	812,098
3,195	13.299%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	3,579,742
3,000	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – AGM Insured (UB)	No Opt. Call	AAA	3,441,390
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
7,350	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	9,025,139
1,500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,650,105
1,750	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	1,918,315

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
$6,300	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	$6,742,071
1,000	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	1,070,170
4,500	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	4,815,765
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	1,052,940
1,000	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured	6/15 at 100.00	AA+	1,026,280
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.000%, 8/01/40 – AGM Insured	2/20 at 100.00	AA+	2,059,640
295	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA+	306,667
1,210	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Hampton Bays Public Library, Series 1999A, 6.000%, 10/01/19 – NPFG Insured	4/12 at 101.00	Baa1	1,225,597
2,770	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)	1/17 at 100.00	BBB–	2,348,184
129,085	Total Tax Obligation/Limited			138,477,947
	Transportation – 12.8% (8.4% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
700	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA+	742,063
3,000	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	3,045,300
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.500%, 11/15/19 – AMBAC Insured	11/12 at 100.00	A	2,087,500
710	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	778,707
	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
1,955	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	2,140,373
5,360	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	5,722,765
1,500	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA+	1,592,775
2,300	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/12 at 100.00	Baa1	2,251,171
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
2,080	5.000%, 12/01/19 – AGM Insured	6/15 at 101.00	AA+	2,351,752
2,625	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	2,788,538
1,475	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	1,556,435
870	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.484%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA+	1,109,633
5,025	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa1	4,917,465
	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
780	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	Aa3	951,054
2,300	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	Aa3	2,402,373
32,680	Total Transportation			34,437,904

Nuveen Investments	29

Nuveen New York Investment Quality Municipal Fund, Inc. (continued)
NQN	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 7.5% (4.9% of Total Investments) (4)
$600	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 – BIGI Insured (ETM)	No Opt. Call	Aaa	$703,464
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2003:
1,000	5.750%, 5/01/20 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+ (4)	1,032,520
1,200	5.750%, 5/01/22 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+ (4)	1,239,024
945	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	11/11 at 100.00	N/R (4)	987,752
5,090	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A, 5.000%, 4/01/23 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (4)	5,989,963
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (4)	1,137,000
1,435	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/20 (Pre-refunded 8/01/12) – AMBAC Insured	8/12 at 100.00	AAA	1,495,442
1,625	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	1,731,828
1,995	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 (Pre-refunded 2/01/14) – SYNCORA GTY Insured	2/14 at 100.00	AAA	2,209,901
3,280	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	3,484,705
18,170	Total U.S. Guaranteed			20,011,599
	Utilities – 10.1% (6.7% of Total Investments)
2,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 – AGM Insured	3/12 at 100.00	AA+	2,503,850
2,620	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 – CIFG Insured	9/13 at 100.00	A3	2,791,400
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
4,540	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–	4,902,292
6,160	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–	6,572,350
3,000	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AA+	3,277,560
625	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	639,706
3,310	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 5.500%, 5/01/33 – BHAC Insured	5/19 at 100.00	AA+	3,649,076
2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1998A, 5.950%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	Baa1	2,001,040
760	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	854,901
25,515	Total Utilities			27,192,175
	Water and Sewer – 9.1% (5.9% of Total Investments)
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27	6/19 at 100.00	AA+	3,303,690
2,575	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	2,701,819
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured	6/14 at 100.00	AAA	3,134,040

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$5,030	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/01/28 – NPFG Insured (UB)	6/15 at 100.00	AAA	$5,513,685
3,845	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,189,051
5,200	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – NPFG Insured (UB)	6/15 at 100.00	AAA	5,454,280
22,650	Total Water and Sewer			24,296,565
$387,175	Total Investments (cost $391,293,844) – 152.2%			409,129,815
	Floating Rate Obligations – (13.8)%			(37,145,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.8)% (5)			(112,300,000)
	Other Assets Less Liabilities – 3.4%			9,108,302
	Net Assets Applicable to Common Shares – 100%			$268,793,117

The fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to the Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.4%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	31

Nuveen New York Select Quality Municipal Fund, Inc.
NVN	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.8% (1.2% of Total Investments)
$9,210	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	6/16 at 100.00	BBB–	$6,473,156
	Education and Civic Organizations – 26.0% (17.3% of Total Investments)
2,500	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	3,102,925
3,000	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured	7/17 at 100.00	A–	3,122,730
1,235	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	1,268,925
695	Dormitory Authority of the State of New York, Insured Revenue Bonds, Fordham University, Series 2002, 5.000%, 7/01/18 – FGIC Insured	7/12 at 100.00	A2	709,637
	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York University, Series 2001-2:
1,350	5.500%, 7/01/18 – AMBAC Insured	1/12 at 100.00	AA–	1,354,523
800	5.500%, 7/01/20 – AMBAC Insured	1/12 at 100.00	AA–	803,008
600	5.500%, 7/01/21 – AMBAC Insured	1/12 at 100.00	AA–	602,256
2,125	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/19 – AMBAC Insured	1/12 at 100.00	A2	2,129,271
2,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	2,147,840
1,835	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	1,908,951
2,790	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	2,905,227
6,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	Aa2	6,606,234
735	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	BBB	748,362
	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2000:
1,000	5.100%, 7/01/20 – NPFG Insured	1/12 at 101.00	Baa1	1,011,130
2,875	5.250%, 7/01/30 – NPFG Insured	1/12 at 101.00	Baa1	2,884,976
	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011:
1,000	5.625%, 11/01/35 – AGM Insured	5/21 at 100.00	AA+	1,090,430
1,020	5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA+	1,112,953
995	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	1,060,620
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A:
3,300	5.250%, 7/01/34	7/19 at 100.00	AA–	3,633,663
3,890	5.000%, 7/01/39	7/19 at 100.00	AA–	4,145,534
3,750	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	3,996,338
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2008C, 5.000%, 7/01/37	7/20 at 100.00	Aa1	1,754,848
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
775	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	918,809
620	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	736,882
3,545	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 12.986%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	3,932,114
1,000	Nassau County Industrial Development Agency, New York, Revenue Refunding Bonds, Hofstra University, Series 1998, 5.000%, 7/01/23 – NPFG Insured	1/12 at 100.00	A	1,003,000

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$7,250	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Horace Mann School, Series 1998, 5.000%, 7/01/28 – NPFG Insured	1/12 at 100.00	Baa1	$7,255,003
800	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009, 6.375%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	864,384
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
2,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	1,749,420
3,200	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	2,631,648
1,905	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	2,194,084
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,195	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	1,201,417
9,735	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	Baa1	9,700,538
5,830	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	5,294,748
2,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured	7/14 at 100.00	AA	2,058,100
2,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	2,448,840
1,000	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/36	12/21 at 100.00	Aa3	1,086,750
1,390	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.500%, 7/01/33 – AGM Insured	1/21 at 100.00	Aa3	1,520,021
1,100	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	1,126,048
91,055	Total Education and Civic Organizations			93,822,187
	Health Care – 14.2% (9.4% of Total Investments)
2,660	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30	11/20 at 100.00	BBB+	2,817,951
810	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	956,318
2,295	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA+	2,448,031
2,655	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	2,857,709
1,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	1,093,480
6,430	Dormitory Authority of the State of New York, Hospital Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Francis Hospital, Series 1999A, 5.500%, 7/01/24 – NPFG Insured	1/12 at 100.00	A–	6,435,787
	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B:
1,000	5.250%, 7/01/27 – AGC Insured	7/17 at 100.00	AA+	1,057,550
825	5.125%, 7/01/37 – AGC Insured	7/17 at 100.00	AA+	853,991
	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1:
2,500	5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA	2,646,500
3,210	5.000%, 7/01/22 – NPFG Insured	7/13 at 100.00	AA	3,391,237
2,690	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA+	2,938,072
2,120	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA+	2,169,120

Nuveen Investments	33

Nuveen New York Select Quality Municipal Fund, Inc. (continued)
NVN	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$12,020	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001A, 5.250%, 7/01/26 – AMBAC Insured	7/12 at 100.00	N/R	$12,059,065
2,025	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001B, 5.250%, 7/01/31 – AMBAC Insured	7/12 at 100.00	Baa1	2,028,746
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
2,800	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	2,934,988
3,065	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	3,214,112
1,320	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	1,372,087
49,425	Total Health Care			51,274,744
	Housing/Multifamily – 3.9% (2.5% of Total Investments)
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
1,470	5.000%, 7/01/14 – NPFG Insured	No Opt. Call	AA+	1,620,998
1,470	5.000%, 7/01/16 – NPFG Insured	7/15 at 100.00	AA+	1,644,460
5,445	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A, 5.000%, 7/01/25 – NPFG Insured (UB)	7/15 at 100.00	AA+	5,726,670
976	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 – AMBAC Insured	10/11 at 105.00	N/R	1,028,217
540	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Seaview Towers, Series 2006A, 4.750%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	Aaa	527,337
3,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	3,033,270
	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
50	6.100%, 11/01/15 – AGM Insured	11/11 at 100.00	AA+	50,226
200	6.125%, 11/01/20 – AGM Insured	11/11 at 100.00	AA+	200,332
13,151	Total Housing/Multifamily			13,831,510
	Tax Obligation/General – 8.2% (5.5% of Total Investments)
1,500	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	1,579,245
745	Erie County, New York, General Obligation Bonds, Series 2004B, 5.250%, 4/01/13 – NPFG Insured	No Opt. Call	A2	787,599
2,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – NPFG Insured	12/15 at 100.00	A2	2,217,920
600	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	653,592
	New York City, New York, General Obligation Bonds, Fiscal Series 1998H:
85	5.125%, 8/01/25 – NPFG Insured	12/11 at 100.00	AA	85,280
70	5.375%, 8/01/27 – NPFG Insured	12/11 at 100.00	AA	70,216
2,900	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	3,223,611
	New York City, New York, General Obligation Bonds, Series 2004E:
3,250	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA+	3,585,335
1,650	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA+	1,816,568
	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/16 – AMBAC Insured	No Opt. Call	AA–	1,169,741
960	6.700%, 2/15/17 – AMBAC Insured	No Opt. Call	AA–	1,206,893
960	6.700%, 2/15/18 – AMBAC Insured	No Opt. Call	AA–	1,228,973
960	6.700%, 2/15/19 – AMBAC Insured	No Opt. Call	AA–	1,247,722
960	6.700%, 2/15/20 – AMBAC Insured	No Opt. Call	AA–	1,266,682
747	6.700%, 2/15/21 – AMBAC Insured	No Opt. Call	AA–	997,021

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Rochester, New York, General Obligation Bonds, Series 1999:
$735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	Aa3	$882,735
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	Aa3	885,455
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	Aa3	881,278
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	Aa3	878,015
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	Aa3	878,832
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	Aa3	878,832
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	Aa3	872,574
2,190	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/19 – NPFG Insured	8/15 at 100.00	A2	2,334,825
25,652	Total Tax Obligation/General			29,628,944
	Tax Obligation/Limited – 49.6% (32.9% of Total Investments)
7,145	Dormitory Authority of the State of New York, Insured Revenue Bonds, Special Act School District Program, Series 1999, 5.750%, 7/01/19 – NPFG Insured	1/12 at 100.00	Baa1	7,170,365
3,610	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	3,857,466
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1:
670	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	755,358
1,715	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,826,252
7,925	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	8,217,274
1,090	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	1,215,557
1,700	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured (UB)	5/14 at 100.00	AA+	1,808,545
7,545	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA+	8,332,849
2,390	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/28 – AGM Insured (UB)	5/18 at 100.00	AA+	2,679,166
3,300	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31	No Opt. Call	AA–	3,488,529
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
14,405	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	14,250,867
2,100	5.000%, 2/15/47 – AGM Insured	2/17 at 100.00	AA+	2,127,027
7,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA+	7,807,125
4,600	Metropolitan Transportation Authority, New York, State Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 – NPFG Insured	7/12 at 100.00	AA–	4,752,490
2,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bond, Series 2002A, 5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA+	2,451,640
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
3,000	5.500%, 1/01/19 – NPFG Insured	7/12 at 100.00	AA–	3,097,590
5,000	5.500%, 1/01/20 – NPFG Insured	7/12 at 100.00	AA–	5,158,800
2,375	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	2,436,845
4,050	5.000%, 7/01/30 – AMBAC Insured	7/12 at 100.00	AA–	4,142,219
	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds, Series 2003A:
4,000	5.000%, 11/15/18 – AMBAC Insured	11/13 at 100.00	AAA	4,338,640
1,560	4.750%, 11/15/21 – AMBAC Insured	11/13 at 100.00	AAA	1,666,470
1,560	4.750%, 11/15/22 – AMBAC Insured	11/13 at 100.00	AAA	1,668,841

Nuveen Investments	35

Nuveen New York Select Quality Municipal Fund, Inc. (continued)
NVN	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
$3,640	5.000%, 10/15/25 – NPFG Insured (UB)	10/14 at 100.00	AAA	$3,992,862
1,960	5.000%, 10/15/26 – NPFG Insured (UB)	10/14 at 100.00	AAA	2,144,201
5,420	5.000%, 10/15/29 – AMBAC Insured (UB)	10/14 at 100.00	AAA	5,805,687
1,500	5.000%, 10/15/32 – AMBAC Insured (UB)	10/14 at 100.00	AAA	1,596,105
5,600	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	5,948,040
60	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	63,181
3,800	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30	5/17 at 100.00	AAA	4,128,016
565	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	593,171
4,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	4,556,120
1,660	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	1,881,461
	New York Convention Center Development Corporation, New York, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
835	13.313%, 11/15/30 – AMBAC Insured (IF)	11/15 at 100.00	AA+	968,717
3,955	13.299%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	4,431,261
	New York State Municipal Bond Bank Agency, Buffalo, Special Program Revenue Bonds, Series 2001A:
875	5.125%, 5/15/19 – AMBAC Insured	11/11 at 100.00	A1	877,468
920	5.125%, 5/15/20 – AMBAC Insured	11/11 at 100.00	A1	922,484
965	5.250%, 5/15/21 – AMBAC Insured	11/11 at 100.00	A1	968,387
1,015	5.250%, 5/15/22 – AMBAC Insured	11/11 at 100.00	A1	1,018,380
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2004A, 5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	AA	1,063,120
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
8,455	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	10,381,979
1,500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,650,105
1,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	1,096,180
1,600	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	1,787,728
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
11,100	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	11,878,887
1,000	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	1,070,170
4,565	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	4,885,326
500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	526,470
4,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA+	4,422,720
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.000%, 8/01/40 – AGM Insured	2/20 at 100.00	AA+	2,574,550
1,175	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA+	1,221,471
3,715	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)	1/17 at 100.00	BBB–	3,149,280
168,120	Total Tax Obligation/Limited			178,853,442

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 10.9% (7.2% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
$1,900	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA+	$2,014,171
4,000	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	4,060,400
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	A	1,047,300
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
6,000	5.500%, 11/15/18 – AMBAC Insured	11/12 at 100.00	A	6,283,200
2,000	5.125%, 11/15/22 – FGIC Insured	11/12 at 100.00	A	2,077,520
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002E:
1,335	5.500%, 11/15/21 – NPFG Insured	11/12 at 100.00	A	1,390,349
4,575	5.000%, 11/15/25 – NPFG Insured	11/12 at 100.00	A	4,745,968
955	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	1,047,415
	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
2,625	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	2,873,903
425	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	453,764
1,650	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA+	1,752,053
2,500	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/12 at 100.00	Baa1	2,446,925
1,675	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	1,767,477
1,170	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.484%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA+	1,492,265
	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
1,570	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	Aa3	1,914,301
3,800	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	Aa3	3,969,138
37,180	Total Transportation			39,336,149
	U.S. Guaranteed – 13.0% (8.6% of Total Investments) (4)
505	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 – FGIC Insured (ETM)	4/12 at 103.06	Baa1 (4)	571,867
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2003:
1,230	5.750%, 5/01/20 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+ (4)	1,270,000
1,225	5.750%, 5/01/22 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+ (4)	1,264,837
11,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A, 4.750%, 4/01/28 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (4)	12,836,120
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
4,000	5.000%, 4/01/17 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (4)	4,548,000
3,250	5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (4)	3,695,250
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B:
2,820	5.250%, 5/01/16 (Pre-refunded 11/01/11) – NPFG Insured	11/11 at 101.00	AAA	2,860,580
1,000	5.250%, 5/01/17 (Pre-refunded 11/01/11) – NPFG Insured	11/11 at 101.00	Aaa	1,014,390
6,750	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/21 (Pre-refunded 8/01/12) – AMBAC Insured	8/12 at 100.00	AAA	7,034,310
3,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	3,303,794

Nuveen Investments	37

Nuveen New York Select Quality Municipal Fund, Inc. (continued)
NVN	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 (Pre-refunded 2/01/14) – SYNCORA GTY Insured	2/14 at 100.00	AAA	$2,215,440
2,935	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	3,118,173
3,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2002A, 5.250%, 4/01/19 (Pre-refunded 4/01/12) – AGM Insured	4/12 at 100.00	AA+ (4)	3,076,320
42,815	Total U.S. Guaranteed			46,809,081
	Utilities – 13.7% (9.0% of Total Investments)
900	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA+	939,447
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
4,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA+	2,520,080
4,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA+	2,383,680
15,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA+	8,469,000
3,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA+	1,599,300
4,500	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA+	2,252,475
3,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA+	1,408,530
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 – AGM Insured	3/12 at 100.00	AA+	3,004,620
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
6,010	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–	6,489,598
7,735	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–	8,252,781
4,000	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AA+	4,370,080
750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	767,648
6,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1998A, 5.950%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	Baa1	6,003,120
650	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	731,166
62,545	Total Utilities			49,191,525
	Water and Sewer – 9.7% (6.4% of Total Investments)
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27	6/19 at 100.00	AA+	5,506,150
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2007AA, 5.000%, 6/15/37	6/17 at 100.00	AA+	2,107,840
3,455	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	3,625,159
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured	6/14 at 100.00	AAA	3,134,040
5,920	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured (UB)	6/15 at 100.00	AAA	6,489,267
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Refunding Bonds, Fiscal Series 2003E, 5.000%, 6/15/34	6/13 at 100.00	AAA	5,195,550

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$7,100	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – NPFG Insured	6/15 at 100.00	AA+	$7,447,187
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured	No Opt. Call	A1	1,396,267
33,705	Total Water and Sewer			34,901,460
$532,858	Total Investments (cost $514,303,411) – 151.0%			544,122,198
	Floating Rate Obligations – (9.3)%			(33,510,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.7)% (5)			(164,800,000)
	Other Assets Less Liabilities – 4.0%			14,520,001
	Net Assets Applicable to Common Shares – 100%			$360,332,199

The fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to the Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen New York Quality Income Municipal Fund, Inc.
NUN	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.8% (1.2% of Total Investments)
$9,270	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	6/16 at 100.00	BBB–	$6,515,327
	Education and Civic Organizations – 24.0% (15.6% of Total Investments)
3,385	Dormitory Authority of the State of New York, Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/13 – NPFG Insured	No Opt. Call	Aa3	3,553,878
1,000	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	1,241,170
1,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	1,299,750
670	Dormitory Authority of the State of New York, Insured Revenue Bonds, Fordham University, Series 2002, 5.000%, 7/01/19 – FGIC Insured	7/12 at 100.00	A2	682,462
2,750	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/26 – AMBAC Insured	1/12 at 100.00	A2	2,752,723
2,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	2,147,840
2,320	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	2,413,496
2,830	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	2,946,879
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A:
1,000	5.000%, 7/01/25 – FGIC Insured	7/17 at 100.00	BBB	1,069,160
745	5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	BBB	758,544
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA+	1,964,034
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2008B, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	Aa3	3,149,550
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	915,854
1,005	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	1,071,280
3,300	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A, 5.250%, 7/01/34	7/19 at 100.00	AA–	3,633,663
3,750	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	3,996,338
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
800	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	948,448
640	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	760,653
4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – AGM Insured	No Opt. Call	AA+	4,748,520
1,915	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA+	2,241,412
705	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 12.986%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	781,986
6,415	Nassau County Industrial Development Agency, New York, Revenue Refunding Bonds, Hofstra University, Series 1998, 5.000%, 7/01/23 – NPFG Insured	1/12 at 100.00	A	6,434,245
4,775	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Trinity Episcopal School, Series 1997, 5.250%, 6/15/27 – NPFG Insured	12/11 at 100.00	Baa1	4,787,224

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
$2,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	$1,749,420
3,240	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	2,664,544
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,215	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	1,221,525
9,840	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	Baa1	9,805,166
5,910	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	5,367,403
6,250	New York City Trust for Cultural Resources, New York, Revenue Refunding Bonds, Museum of Modern Art, Series 1996A, 5.500%, 1/01/21 – AMBAC Insured	1/12 at 100.00	Aa2	6,396,438
4,000	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	Aa3	4,310,880
1,100	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	1,126,048
84,500	Total Education and Civic Organizations			86,940,533
	Health Care – 14.9% (9.7% of Total Investments)
2,655	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.125%, 11/15/30	11/20 at 100.00	BBB+	2,812,654
820	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	968,125
2,330	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA+	2,485,364
2,695	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	2,900,763
1,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	1,093,480
2,250	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	2,280,375
9,000	Dormitory Authority of the State of New York, Hospital Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Francis Hospital, Series 1999A, 5.500%, 7/01/24 – NPFG Insured	1/12 at 100.00	A–	9,008,100
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 – AGC Insured	7/17 at 100.00	AA+	1,863,252
	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1:
2,500	5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA	2,646,500
3,300	5.000%, 7/01/22 – NPFG Insured	7/13 at 100.00	AA	3,486,318
2,510	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA+	2,741,472
2,150	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA+	2,199,816
9,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001B, 5.250%, 7/01/31 – AMBAC Insured	7/12 at 100.00	Baa1	9,016,650
900	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest System Inc, Series 2010A, 5.750%, 7/01/40 – AGM Insured	7/20 at 100.00	A–	930,213
1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	2,095,894

Nuveen Investments	41

Nuveen New York Quality Income Municipal Fund, Inc. (continued)
NUN	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
$2,800	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	$2,934,988
3,065	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	3,214,112
1,320	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	1,372,087
51,970	Total Health Care			54,050,163
	Housing/Multifamily – 3.6% (2.3% of Total Investments)
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
1,500	5.000%, 7/01/14 – NPFG Insured	No Opt. Call	AA+	1,654,080
1,500	5.000%, 7/01/16 – NPFG Insured	7/15 at 100.00	AA+	1,678,020
5,515	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A, 5.000%, 7/01/25 – NPFG Insured (UB)	7/15 at 100.00	AA+	5,800,291
812	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 – AMBAC Insured	10/11 at 105.00	N/R	855,134
560	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Seaview Towers, Series 2006A, 4.750%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	Aaa	546,868
675	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010-D1A, 5.000%, 11/01/42	5/20 at 100.00	AA	694,427
1,685	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	1,703,687
85	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/11 at 100.00	AA+	85,141
12,332	Total Housing/Multifamily			13,017,648
	Tax Obligation/General – 6.1% (4.0% of Total Investments)
1,500	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	1,579,245
805	Erie County, New York, General Obligation Bonds, Series 2004B, 5.250%, 4/01/13 – NPFG Insured	No Opt. Call	A2	851,030
	Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002:
2,250	5.000%, 3/01/15 – FGIC Insured	3/12 at 100.00	A3	2,278,845
1,000	5.000%, 3/01/17 – FGIC Insured	3/12 at 100.00	A3	1,010,020
	New York City, New York, General Obligation Bonds, Fiscal Series 2001D:
5	5.250%, 8/01/15 – AGM Insured	12/11 at 100.00	AA+	5,019
5	5.000%, 8/01/16 – FGIC Insured	12/11 at 100.00	AA	5,019
4,130	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	4,590,867
	New York City, New York, General Obligation Bonds, Series 2004E:
3,350	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA+	3,695,653
1,700	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA+	1,871,615
	Peru Central School District, Clinton County, New York, General Obligation Refunding Bonds, Series 2002B:
1,845	4.000%, 6/15/18 – FGIC Insured	6/12 at 100.00	A	1,866,900
1,915	4.000%, 6/15/19 – FGIC Insured	6/12 at 100.00	A	1,933,116
2,305	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/20 – NPFG Insured	8/15 at 100.00	A2	2,439,128
20,810	Total Tax Obligation/General			22,126,457

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 51.0% (33.2% of Total Investments)
$2,730	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, Harmony Heights School, Issue 1, Series 1999C, 5.500%, 7/01/18 – AMBAC Insured	1/12 at 100.00	N/R	$2,739,364
130	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 2000D, 5.250%, 8/15/30 – AGM Insured	12/11 at 100.00	AA+	130,109
	Dormitory Authority of the State of New York, Lease Revenue Bonds, Madison-Oneida Board of Cooperative Educational Services, Series 2002:
1,045	5.250%, 8/15/20 – AGM Insured	8/12 at 100.00	AA+	1,081,136
1,100	5.250%, 8/15/21 – AGM Insured	8/12 at 100.00	AA+	1,138,038
1,135	5.250%, 8/15/22 – AGM Insured	8/12 at 100.00	AA+	1,173,590
3,610	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	3,857,466
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1:
2,300	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	2,593,020
1,200	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,277,844
7,900	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	8,191,352
1,040	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	1,159,798
1,710	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured (UB)	5/14 at 100.00	AA+	1,819,184
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A:
5,980	5.750%, 5/01/27 – AGM Insured (UB)	5/17 at 100.00	AA+	6,614,000
1,670	5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA+	1,844,381
2,420	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/28 – AGM Insured (UB)	5/18 at 100.00	AA+	2,712,796
3,300	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31	No Opt. Call	AA–	3,488,529
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
14,635	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	14,478,406
2,100	5.000%, 2/15/47 – AGM Insured	2/17 at 100.00	AA+	2,127,027
7,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA+	7,807,125
4,600	Metropolitan Transportation Authority, New York, State Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 – NPFG Insured	7/12 at 100.00	AA–	4,752,490
1,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA+	1,225,820
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,000	5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA+	1,225,820
3,000	5.500%, 1/01/19 – NPFG Insured	7/12 at 100.00	AA–	3,097,590
6,000	5.500%, 1/01/20 – NPFG Insured	7/12 at 100.00	AA–	6,190,560
3,000	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	3,078,120
8,000	5.000%, 7/01/30 – AMBAC Insured	7/12 at 100.00	AA–	8,182,160
	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds, Series 2003A:
1,555	4.750%, 11/15/21 – AMBAC Insured	11/13 at 100.00	AAA	1,661,129
1,555	4.750%, 11/15/22 – AMBAC Insured	11/13 at 100.00	AAA	1,663,492
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
2,720	5.000%, 10/15/25 – NPFG Insured (UB)	10/14 at 100.00	AAA	2,983,677
1,990	5.000%, 10/15/26 – NPFG Insured (UB)	10/14 at 100.00	AAA	2,177,020
4,960	5.000%, 10/15/29 – AMBAC Insured (UB)	10/14 at 100.00	AAA	5,312,954
1,500	5.000%, 10/15/32 – AMBAC Insured (UB)	10/14 at 100.00	AAA	1,596,105
1,600	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	1,699,440

Nuveen Investments	43

Nuveen New York Quality Income Municipal Fund, Inc. (continued)
NUN	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B:
$5	5.250%, 5/01/12 – NPFG Insured	11/11 at 101.00	AAA	$5,072
970	5.000%, 5/01/30 – NPFG Insured	11/11 at 101.00	AAA	982,455
40	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	42,121
565	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	593,171
4,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	4,556,120
1,660	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	1,881,461
	New York Convention Center Development Corporation, New York, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
845	13.313%, 11/15/30 – AMBAC Insured (IF)	11/15 at 100.00	AA+	980,318
4,005	13.299%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	4,487,282
3,750	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – AGM Insured (UB)	No Opt. Call	AAA	4,301,738
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2004A, 5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	AA	1,063,120
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
8,455	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	10,381,979
2,600	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	2,860,182
1,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	1,096,180
3,195	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/30	9/20 at 100.00	AAA	3,538,750
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
12,400	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	13,270,108
1,000	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	1,070,170
3,190	New York State Urban Development Corporation, Revenue Refunding Bonds, State Facilities, Series 1995, 5.600%, 4/01/15 – NPFG Insured	No Opt. Call	AA–	3,465,712
500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	526,470
1,980	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured	6/15 at 100.00	AA+	2,032,034
	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E:
3,000	5.500%, 7/01/14 – AGM Insured	No Opt. Call	AA+	3,289,170
6,000	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA+	6,634,080
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.000%, 8/01/40 – AGM Insured	2/20 at 100.00	AA+	2,574,550
3,235	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA+	3,362,944
3,765	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)	1/17 at 100.00	BBB–	3,191,666
173,645	Total Tax Obligation/Limited			185,266,395

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 15.5% (10.0% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
$900	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA+	$954,081
1,000	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	1,015,100
7,575	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/36 – AGM Insured	11/16 at 100.00	AA+	7,641,963
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
3,815	5.500%, 11/15/19 – AMBAC Insured	11/12 at 100.00	A	3,981,906
4,000	5.125%, 11/15/22 – FGIC Insured	11/12 at 100.00	A	4,155,040
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002E:
2,665	5.500%, 11/15/21 – NPFG Insured	11/12 at 100.00	A	2,775,491
8,500	5.000%, 11/15/25 – NPFG Insured	11/12 at 100.00	A	8,817,645
970	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	1,063,867
	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
2,665	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	2,917,695
4,075	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	4,350,796
1,700	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA+	1,805,145
2,500	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/12 at 100.00	Baa1	2,446,925
1,700	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	1,793,857
1,175	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.484%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA+	1,498,642
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/20 – FGIC Insured	1/12 at 100.00	Aa2	5,060,200
	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
1,570	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	Aa3	1,914,301
3,800	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	Aa3	3,969,138
53,610	Total Transportation			56,161,792
	U.S. Guaranteed – 17.5% (11.3% of Total Investments) (4)
1,725	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	2,050,042
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2003:
1,200	5.750%, 5/01/20 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+ (4)	1,239,024
1,000	5.750%, 5/01/22 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+ (4)	1,032,520
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
4,000	5.000%, 4/01/17 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (4)	4,548,000
1,000	5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (4)	1,137,000
	Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds, Series 1998B:
10,000	4.875%, 7/01/18 – FGIC Insured (ETM)	11/11 at 100.00	AA+ (4)	10,176,500
4,500	4.750%, 7/01/26 – FGIC Insured (ETM)	11/11 at 100.00	AA+ (4)	4,666,590
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B:
10,165	5.250%, 5/01/12 (Pre-refunded 11/01/11) – NPFG Insured	11/11 at 101.00	AAA	10,311,274
2,420	5.250%, 5/01/17 (Pre-refunded 11/01/11) – NPFG Insured	11/11 at 101.00	Aaa	2,454,824
30	5.000%, 5/01/30 (Pre-refunded 11/01/11) – NPFG Insured	11/11 at 101.00	AAA	30,425

Nuveen Investments	45

Nuveen New York Quality Income Municipal Fund, Inc. (continued)
NUN	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$6,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/21 (Pre-refunded 8/01/12) – AMBAC Insured	8/12 at 100.00	AAA	$6,252,720
1,955	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	2,083,522
1,845	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 (Pre-refunded 2/01/14) – SYNCORA GTY Insured	2/14 at 100.00	AAA	2,043,743
2,935	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	3,118,173
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2002C, 5.125%, 3/15/25 (Pre-refunded 3/15/12) – AGM Insured	3/12 at 100.00	AA+ (4)	5,113,250
6,965	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2002A, 5.250%, 4/01/20 (Pre-refunded 4/01/12) – AGM Insured	4/12 at 100.00	AA+ (4)	7,142,190
60,740	Total U.S. Guaranteed			63,399,797
	Utilities – 11.3% (7.4% of Total Investments)
1,560	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA+	1,628,375
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
4,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA+	2,520,080
4,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA+	2,383,680
5,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA+	2,823,000
7,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA+	3,731,700
10,500	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA+	5,255,775
7,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA+	3,286,570
2,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 – AGM Insured	3/12 at 100.00	AA+	2,503,850
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
6,180	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–	6,673,164
8,020	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–	8,556,859
750	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	767,648
865	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	973,013
57,375	Total Utilities			41,103,714
	Water and Sewer – 8.2% (5.3% of Total Investments)
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2007AA, 5.000%, 6/15/37	6/17 at 100.00	AA+	3,161,760
3,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	3,672,375
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured	6/14 at 100.00	AAA	3,134,040
6,525	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured (UB)	6/15 at 100.00	AAA	7,152,444

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (3)	Ratings (4)	Value
	Water and Sewer (continued)
$5,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Refunding Bonds, Fiscal Series 2003E, 5.000%, 6/15/34	6/13 at 100.00	AAA	$5,195,543
7,000	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – NPFG Insured (UB)	6/15 at 100.00	AAA	7,342,300
28,025	Total Water and Sewer			29,658,462
$552,277	Total Investments (cost $531,664,569) – 153.9%			558,240,288
	Floating Rate Obligations – (11.1)%			(40,245,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.6)% (5)			(161,700,000)
	Other Assets Less Liabilities – 1.8%			6,533,667
	Net Assets Applicable to Common Shares – 100%			$362,828,955

The fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to the Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.0%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	47

Nuveen Insured New York Premium Income Municipal Fund, Inc.
NNF	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.7% (1.1% of Total Investments)
$3,060	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	6/16 at 100.00	BBB–	$2,150,690
	Education and Civic Organizations – 22.1% (14.7% of Total Investments)
	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	AA–	1,885,785
500	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AA–	620,585
435	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	446,949
810	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/20 – AMBAC Insured	1/12 at 100.00	A2	811,450
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	1,073,920
635	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	660,591
970	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	1,010,061
255	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	BBB	259,636
600	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA+	654,678
345	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	367,753
1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009A, 5.250%, 7/01/34	7/19 at 100.00	AA–	1,101,110
3,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2009B, 5.000%, 7/01/39	7/19 at 100.00	AA–	3,197,070
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
250	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	296,390
200	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	237,704
1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.500%, 5/15/19 – AMBAC Insured	No Opt. Call	Aa3	1,179,300
2,200	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/18 – AGM Insured	No Opt. Call	AA+	2,574,990
1,935	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	AA–	2,153,075
535	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 12.986%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	593,422
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009:
400	6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA+	433,504
200	6.375%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	216,096
1,110	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	912,853
1,445	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	1,664,279

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
$415	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	$417,229
2,360	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	Baa1	2,351,646
2,025	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	1,839,085
1,250	New York City Trust for Cultural Resources, New York, Revenue Refunding Bonds, Museum of Modern Art, Series 1996A, 5.500%, 1/01/21 – AMBAC Insured	1/12 at 100.00	Aa2	1,279,288
350	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	358,288
26,725	Total Education and Civic Organizations			28,596,737
	Health Care – 18.8% (12.6% of Total Investments)
3,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Ellis Hospital, Series 1995, 5.600%, 8/01/25 – NPFG Insured	2/12 at 100.00	Baa1	3,004,140
280	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34	8/19 at 100.00	AA+	330,579
1,400	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A, 5.125%, 2/01/22 – AMBAC Insured	8/12 at 100.00	N/R	1,440,222
805	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA+	858,677
1,405	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	1,512,272
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Charles Hospital and Rehabilitation Center, Series 1999A, 5.500%, 7/01/22 – NPFG Insured	1/12 at 100.00	A–	3,003,720
620	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 – AGC Insured	7/17 at 100.00	AA+	641,787
2,740	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA	2,900,564
1,825	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA+	1,993,302
740	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA+	757,146
1,255	Dormitory Authority of the State of New York, Revenue Bonds, Vassar Brothers Hospital, Series 1997, 5.250%, 7/01/17 – AGM Insured	1/12 at 100.00	AA+	1,271,892
3,450	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001A, 5.250%, 7/01/31 – AMBAC Insured	7/12 at 100.00	N/R	3,456,383
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
1,625	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	1,703,341
1,000	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	1,048,650
425	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	441,771
23,570	Total Health Care			24,364,446
	Housing/Multifamily – 3.8% (2.5% of Total Investments)
	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
400	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AA+	441,088
400	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AA+	447,472
2,165	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A, 5.000%, 7/01/25 – FGIC Insured (UB)	7/15 at 100.00	AA+	2,276,995
200	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Seaview Towers, Series 2006A, 4.750%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	Aaa	195,310

Nuveen Investments	49

Nuveen Insured New York Premium Income Municipal Fund, Inc. (continued)
NNF	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$365	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010-D1A, 5.000%, 11/01/42	5/20 at 100.00	AA	$375,505
1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	1,011,090
110	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/11 at 100.00	AA+	110,183
4,640	Total Housing/Multifamily			4,857,643
	Long-Term Care – 0.7% (0.5% of Total Investments)
850	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc., Series 2001A, 5.000%, 7/01/26 – AGM Insured	1/12 at 102.00	AA+	869,253
	Tax Obligation/General – 6.4% (4.2% of Total Investments)
500	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – NPFG Insured	3/13 at 100.00	A2	526,415
315	Erie County, New York, General Obligation Bonds, Series 2004B, 5.250%, 4/01/13 – NPFG Insured	No Opt. Call	A2	333,012
210	Nassau County, New York, General Obligation Improvement Bonds, Series 1993H, 5.500%, 6/15/16 – NPFG Insured	No Opt. Call	A+	244,270
5	New York City, New York, General Obligation Bonds, Fiscal Series 1998F, 5.250%, 8/01/16 – FGIC Insured	2/12 at 100.00	AA	5,020
1,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AA	1,111,590
	New York City, New York, General Obligation Bonds, Series 2004E:
1,000	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA+	1,103,180
1,100	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA+	1,211,045
915	Niagara Falls, New York, General Obligation Bonds, Series 1994, 7.500%, 3/01/13 – NPFG Insured	No Opt. Call	A2	990,771
1,000	Red Hook Central School District, Dutchess County, New York, General Obligation Refunding Bonds, Series 2002, 5.125%, 6/15/18 – AGM Insured	6/12 at 100.00	Aa3	1,030,610
1,525	Yonkers, New York, General Obligation Bonds, Series 2005A, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	A2	1,677,485
7,570	Total Tax Obligation/General			8,233,398
	Tax Obligation/Limited – 55.3% (36.9% of Total Investments)
690	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	7/15 at 100.00	AA–	742,268
50	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 2000D, 5.250%, 8/15/30 – AGM Insured	12/11 at 100.00	AA+	50,042
500	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – AGM Insured	8/14 at 100.00	AA+	523,605
1,210	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AA–	1,292,946
	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1:
225	5.000%, 2/15/15 – FGIC Insured	No Opt. Call	AA–	253,665
600	5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	638,922
	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D:
4,300	5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	4,458,584
875	5.000%, 10/01/30 – NPFG Insured	10/12 at 100.00	A+	882,963
375	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	418,196
500	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured (UB)	5/14 at 100.00	AA+	531,925

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,615	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA+	$2,888,058
830	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM Insured (UB)	5/18 at 100.00	AA+	931,966
1,000	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31	No Opt. Call	AA–	1,057,130
5,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	4,946,500
2,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA+	2,602,375
1,350	Metropolitan Transportation Authority, New York, State Service Contract Bonds, Series 2002B, 5.500%, 7/01/18 – NPFG Insured	7/12 at 100.00	AA–	1,394,753
1,500	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18 – AGM Insured (UB)	No Opt. Call	AA+	1,838,730
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,500	5.500%, 1/01/20 – NPFG Insured	7/12 at 100.00	AA–	1,547,640
2,000	5.000%, 7/01/30 – AMBAC Insured	7/12 at 100.00	AA–	2,045,540
	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds, Series 2003A:
1,000	5.000%, 11/15/18 – AMBAC Insured	11/13 at 100.00	AAA	1,084,660
580	4.750%, 11/15/21 – AMBAC Insured	11/13 at 100.00	AAA	619,585
580	4.750%, 11/15/22 – AMBAC Insured	11/13 at 100.00	AAA	620,467
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
920	5.000%, 10/15/25 – NPFG Insured (UB)	10/14 at 100.00	AAA	1,009,185
680	5.000%, 10/15/26 – NPFG Insured (UB)	10/14 at 100.00	AAA	743,906
4,590	5.000%, 10/15/29 – AMBAC Insured (UB)	10/14 at 100.00	AAA	4,916,624
20	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	21,060
240	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	251,966
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	2,278,060
	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
5,340	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	6,052,409
2,000	5.750%, 4/01/41	4/21 at 100.00	AA–	2,251,700
	New York Convention Center Development Corporation, New York, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
345	13.313%, 11/15/30 – AMBAC Insured (IF)	11/15 at 100.00	AA+	400,248
1,365	13.299%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,529,373
1,500	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – AGM Insured (UB)	No Opt. Call	AAA	1,720,695
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2004A, 5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	AA	1,060,410
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
2,960	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	3,634,614
500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	550,035
750	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	822,135

Nuveen Investments	51

Nuveen Insured New York Premium Income Municipal Fund, Inc. (continued)
NNF	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
$2,100	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	$2,247,357
3,800	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	4,066,646
1,900	New York State Urban Development Corporation, Revenue Bonds, Correctional Facilities, Series 1994A, 5.250%, 1/01/14 – AGM Insured	No Opt. Call	AA+	2,004,956
500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	526,470
345	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – AGM Insured	6/15 at 100.00	AA+	354,067
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E, 5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA+	1,105,680
1,470	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA+	1,528,139
1,290	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)	1/17 at 100.00	BBB–	1,093,559
66,395	Total Tax Obligation/Limited			71,539,814
	Transportation – 15.0% (10.0% of Total Investments)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/25 – AGM Insured	11/13 at 100.00	AA+	2,124,040
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
600	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA+	636,054
1,500	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	1,522,650
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
500	5.500%, 11/15/19 – AMBAC Insured	11/12 at 100.00	A	521,875
2,010	5.000%, 11/15/25 – FGIC Insured	11/12 at 100.00	A	2,085,114
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002E, 5.000%, 11/15/25 – NPFG Insured	11/12 at 100.00	A	2,074,740
330	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	361,934
	New York State Thruway Authority, General Revenue Bonds, Series 2005F:
925	5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	1,012,709
2,240	5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	2,391,603
600	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA+	637,110
500	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/12 at 100.00	Baa1	489,385
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	1,062,300
565	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	596,194
410	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.484%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA+	522,930
	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
780	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	Aa3	951,054
2,300	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	Aa3	2,402,373
18,260	Total Transportation			19,392,065

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 10.5% (7.0% of Total Investments) (4)
$1,270	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 2002A, 5.000%, 5/15/16 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 101.00	AA– (4)	$1,320,864
750	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2003, 5.750%, 5/01/19 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+ (4)	774,390
500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA+ (4)	568,500
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003C:
715	5.250%, 8/01/20 (Pre-refunded 8/01/12) – AMBAC Insured	8/12 at 100.00	AAA	745,116
2,345	5.250%, 8/01/21 (Pre-refunded 8/01/12) – AMBAC Insured	8/12 at 100.00	AAA	2,443,771
980	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	1,044,425
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 (Pre-refunded 2/01/14) – SYNCORA GTY Insured	2/14 at 100.00	AAA	1,107,720
1,260	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	1,338,637
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2002B, 5.000%, 4/01/20 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AA+ (4)	1,024,190
2,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded 3/15/13) – FGIC Insured	3/13 at 100.00	AA+ (4)	2,150,940
85	Niagara Falls, New York, General Obligation Bonds, Series 1994, 7.500%, 3/01/13 – NPFG Insured (ETM)	No Opt. Call	A2 (4)	93,643
1,000	Suffolk County Water Authority, New York, Subordinate Lien Waterworks Revenue Bonds, Series 1993, 5.100%, 6/01/12 – NPFG Insured (ETM)	No Opt. Call	AAA	1,032,860
12,905	Total U.S. Guaranteed			13,645,056
	Utilities – 6.8% (4.5% of Total Investments)
540	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA+	563,668
500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 – AGM Insured	3/12 at 100.00	AA+	500,770
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
2,270	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–	2,451,146
2,930	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–	3,126,134
1,500	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AA+	1,638,780
250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	255,883
250	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	281,218
8,240	Total Utilities			8,817,599
	Water and Sewer – 9.1% (6.0% of Total Investments)
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27	6/19 at 100.00	AA+	2,202,460
1,200	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	1,259,100
3,305	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2004C, 5.000%, 6/15/35 – AMBAC Insured	6/14 at 100.00	AAA	3,452,658

Nuveen Investments	53

Nuveen Insured New York Premium Income Municipal Fund, Inc. (continued)
NNF	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,980	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – NPFG Insured (UB)	6/15 at 100.00	AAA	$2,170,397
2,500	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – NPFG Insured (UB)	6/15 at 100.00	AA+	2,622,250
10,985	Total Water and Sewer			11,706,865
$183,200	Total Investments (cost $184,643,115) – 150.2%			194,173,566
	Floating Rate Obligations – (12.8)%			(16,600,000)
	Variable MuniFund Term Preferred Shares, at Liquidation Value – (39.2)% (5)			(50,700,000)
	Other Assets Less Liabilities – 1.8%			2,445,259
	Net Assets Applicable to Common Shares – 100%			$129,318,825

The fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to the Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Variable MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.1%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

54	Nuveen Investments

Nuveen Insured New York Dividend Advantage Municipal Fund
NKO	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 2.4% (1.6% of Total Investments)
$1,405	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/11 at 101.00	A3	$1,279,407
1,000	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	6/13 at 100.00	A1	928,680
720	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	679,975
3,125	Total Consumer Staples			2,888,062
	Education and Civic Organizations – 25.1% (17.3% of Total Investments)
395	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	405,851
4,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	A–	4,325,080
1,280	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – NPFG Insured	1/12 at 100.00	Baa1	1,283,699
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	1,073,920
140	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	145,642
920	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	957,996
240	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/37 – FGIC Insured	7/17 at 100.00	BBB	244,363
580	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred Heart, Series 2011, 5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA+	632,855
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	1,006,560
3,250	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 1998A, 6.000%, 7/01/18 – NPFG Insured	No Opt. Call	AA–	4,038,223
330	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	351,764
510	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 12.986%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	565,692
300	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009, 6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA+	325,128
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	874,710
1,060	5.000%, 1/01/46 – AMBAC Insured	1/17 at 100.00	BB+	871,733
885	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	1,019,299
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
395	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	397,121
2,210	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	Baa1	2,202,177
1,920	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	1,743,725
1,560	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured	7/14 at 100.00	AA	1,605,318
4,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Museum of Modern Art, Series 2001D, 5.125%, 7/01/31 – AMBAC Insured	7/12 at 100.00	Aa2	4,101,160

Nuveen Investments	55

Nuveen Insured New York Dividend Advantage Municipal Fund (continued)
NKO	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	$1,020,350
1,000	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.250%, 7/01/36 – AGM Insured	1/21 at 100.00	Aa3	1,072,220
350	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	358,288
29,325	Total Education and Civic Organizations			30,622,874
	Health Care – 14.4% (9.9% of Total Investments)
1,400	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A, 5.125%, 2/01/22 – AMBAC Insured	8/12 at 100.00	N/R	1,440,222
760	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA+	810,677
425	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/33 – FGIC Insured	2/15 at 100.00	BBB	433,534
1,500	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	1,640,220
2,050	Dormitory Authority of the State of New York, Hospital Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Francis Hospital, Series 1999A, 5.500%, 7/01/22 – NPFG Insured	1/12 at 100.00	A–	2,052,542
170	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Charles Hospital and Rehabilitation Center, Series 1999A, 5.500%, 7/01/22 – NPFG Insured	1/12 at 100.00	A–	170,211
1,540	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B, 5.250%, 7/01/27 – AGC Insured	7/17 at 100.00	AA+	1,628,627
1,725	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA	1,826,085
870	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA+	950,231
600	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23	7/13 at 100.00	Baa1	612,546
700	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA+	716,219
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
1,500	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	1,572,315
1,000	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	1,048,650
	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Huntington Hospital, Series 2002C:
725	6.000%, 11/01/22	11/12 at 100.00	A–	740,037
1,045	5.875%, 11/01/32	11/12 at 100.00	A–	1,053,997
850	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2010-C2, 6.125%, 11/01/37	11/20 at 100.00	A3	883,541
16,860	Total Health Care			17,579,654
	Housing/Multifamily – 5.2% (3.6% of Total Investments)
1,000	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40	5/20 at 100.00	AA+	1,021,310
180	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Seaview Towers, Series 2006A, 4.750%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	Aaa	175,779

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A:
$2,725	5.375%, 11/01/23 (Alternative Minimum Tax)	5/12 at 100.00	AA	$2,741,268
1,375	5.500%, 11/01/34 (Alternative Minimum Tax)	5/12 at 100.00	AA	1,379,689
1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	1,011,090
6,280	Total Housing/Multifamily			6,329,136
	Long-Term Care – 2.5% (1.8% of Total Investments)
510	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	538,846
	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Willow Towers Inc., Series 2002:
960	5.250%, 2/01/22	8/12 at 101.00	AA+	1,000,253
1,500	5.400%, 2/01/34	8/12 at 101.00	AA+	1,559,070
2,970	Total Long-Term Care			3,098,169
	Tax Obligation/General – 4.3% (2.9% of Total Investments)
1,240	Canandaigua City School District, Ontario County, New York, General Obligation Refunding Bonds, Series 2002A, 5.375%, 4/01/17 – AGM Insured	4/12 at 101.00	Aa3	1,281,565
200	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	217,864
525	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA+	598,868
	New York City, New York, General Obligation Bonds, Series 2004E:
1,700	5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA+	1,875,406
1,100	5.000%, 11/01/20 – AGM Insured (UB)	11/14 at 100.00	AA+	1,211,045
4,765	Total Tax Obligation/General			5,184,748
	Tax Obligation/Limited – 48.7% (33.4% of Total Investments)
190	Dormitory Authority of the State of New York, 853 Schools Program Insured Revenue Bonds, Vanderheyden Hall Inc., Issue 2, Series 1998F, 5.250%, 7/01/18 – AMBAC Insured	12/11 at 100.00	N/R	190,604
3,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	3,110,640
160	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	3/15 at 100.00	AAA	178,430
	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A:
590	5.750%, 5/01/27 – AGM Insured (UB)	5/18 at 100.00	AA+	662,482
190	5.750%, 5/01/28 – AGM Insured (UB)	5/18 at 100.00	AA+	212,988
2,485	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA+	2,744,484
4,760	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	4,709,068
2,290	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA+	2,383,776
4,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	4,104,160
1,000	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds, Series 2003A, 5.000%, 11/15/18 – AMBAC Insured	11/13 at 100.00	AAA	1,084,660

Nuveen Investments	57

Nuveen Insured New York Dividend Advantage Municipal Fund (continued)
NKO	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
$3,400	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	$3,729,596
1,040	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	1,137,739
300	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	321,348
3,950	5.000%, 10/15/32 – AMBAC Insured	10/14 at 100.00	AAA	4,203,077
2,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	2,655,375
5	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.250%, 5/01/16 – NPFG Insured	11/11 at 101.00	AAA	5,070
	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A:
5,130	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	5,814,393
1,000	5.750%, 4/01/41	4/21 at 100.00	AA–	1,125,850
	New York Convention Center Development Corporation, New York, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095:
165	13.313%, 11/15/30 – AMBAC Insured (IF)	11/15 at 100.00	AA+	191,423
140	13.299%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	156,859
	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B:
2,625	5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	3,223,264
500	5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	550,035
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
1,900	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	2,033,323
1,000	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	1,070,170
750	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	805,725
8,600	New York State Urban Development Corporation, Revenue Refunding Bonds, State Facilities, Series 1995, 5.700%, 4/01/20 – AGM Insured (UB)	No Opt. Call	AA+	10,315,528
295	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA+	306,667
7,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	1,290,975
1,225	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – SYNCORA GTY Insured (Alternative Minimum Tax)	1/17 at 100.00	BBB–	1,038,457
60,690	Total Tax Obligation/Limited			59,356,166
	Transportation – 14.2% (9.7% of Total Investments)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/25 – AGM Insured	11/13 at 100.00	AA+	2,124,040
300	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A, 4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA+	318,027
	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
2,000	5.125%, 11/15/22 – FGIC Insured	11/12 at 100.00	A	2,077,520
4,000	5.000%, 11/15/25 – FGIC Insured	11/12 at 100.00	A	4,149,480
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002F, 5.000%, 11/15/31 – NPFG Insured	11/12 at 100.00	A	1,271,075
315	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	345,483

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$865	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	$947,019
350	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA+	371,648
85	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/12 at 100.00	Baa1	83,195
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2007, 5.000%, 11/01/28 (Alternative Minimum Tax)	5/18 at 100.00	Aa2	2,138,500
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
500	5.000%, 12/01/19 – AGM Insured	6/15 at 101.00	AA+	565,325
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	1,062,300
345	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	364,047
390	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.484%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA+	497,422
780	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	Aa3	951,054
16,180	Total Transportation			17,266,135
	U.S. Guaranteed – 13.6% (9.3% of Total Investments) (4)
	Buffalo, New York, General Obligation Bonds, Series 2002B:
1,490	5.375%, 11/15/18 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	A1 (4)	1,576,346
2,375	5.375%, 11/15/20 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	A1 (4)	2,512,631
105	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	124,785
400	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2003, 5.750%, 5/01/20 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+ (4)	413,008
690	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2002A, 5.500%, 2/15/17 (Pre-refunded 2/15/12) – AGM Insured	2/12 at 100.00	Aaa	703,793
4,995	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.250%, 5/01/16 (Pre-refunded 11/01/11) – NPFG Insured	11/11 at 101.00	AAA	5,066,878
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/21 (Pre-refunded 8/01/12) – AMBAC Insured	8/12 at 100.00	AAA	1,042,120
500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/19 (Pre-refunded 2/01/14) – SYNCORA GTY Insured	2/14 at 100.00	AAA	553,860
3,250	New York City, New York, General Obligation Bonds, Fiscal Series 2002C, 5.125%, 3/15/25 (Pre-refunded 3/15/12) – AGM Insured	3/12 at 100.00	AA+ (4)	3,323,613
1,145	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2002-1, 5.500%, 7/15/24 (Pre-refunded 7/15/12)	7/12 at 100.00	Aaa	1,187,903
15,950	Total U.S. Guaranteed			16,504,937
	Utilities – 12.4% (8.5% of Total Investments)
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 – AGM Insured	3/12 at 100.00	AA+	5,007,700
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,700	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–	1,835,660
1,300	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–	1,387,022
1,500	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AA+	1,638,780
250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	255,883
5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Refunding Bonds, Niagara Mohawk Power Corporation, Series 1998A, 5.150%, 11/01/25 – AMBAC Insured	12/11 at 100.00	A–	5,005,000
14,750	Total Utilities			15,130,045

Nuveen Investments	59

Nuveen Insured New York Dividend Advantage Municipal Fund (continued)
NKO	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 3.0% (2.0% of Total Investments)
$1,140	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	$1,196,145
2,295	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – NPFG Insured	6/15 at 100.00	AA+	2,407,223
3,435	Total Water and Sewer			3,603,368
$174,330	Total Investments (cost $170,114,787) – 145.8%			177,563,294
	Floating Rate Obligations – (9.5)%			(11,620,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.1)% (5)			(50,000,000)
	Other Assets Less Liabilities – 4.8%			5,831,755
	Net Assets Applicable to Common Shares – 100%			$121,775,049

The fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to the Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.2%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

60	Nuveen Investments

Nuveen Insured New York Tax-Free Advantage Municipal Fund
NRK	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.2% (2.1% of Total Investments)
$1,500	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	6/13 at 100.00	A1	$1,393,020
285	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	269,157
1,785	Total Consumer Staples			1,662,177
	Education and Civic Organizations – 30.4% (20.1% of Total Investments)
3,400	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – NPFG Insured	7/17 at 100.00	A–	3,539,094
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Long Island University, Series 2003A, 5.000%, 9/01/32 – RAAI Insured	9/12 at 100.00	Baa3	2,007,500
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	A–	2,162,540
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	1,073,920
410	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2006A, 5.000%, 7/01/31 – NPFG Insured	7/16 at 100.00	Aa2	426,933
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series 2007A, 5.000%, 7/01/25 – FGIC Insured	7/17 at 100.00	BBB	1,069,160
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mount St. Mary College, Series 2003, 5.000%, 7/01/32 – RAAI Insured	7/13 at 100.00	N/R	1,003,170
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
100	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	118,556
80	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	95,082
225	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Colgate University, Tender Option Bond Trust 3127, 12.986%, 1/01/14 – AMBAC Insured (IF)	No Opt. Call	AA+	249,570
300	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Series 2009, 6.125%, 1/01/29 – AGC Insured	1/19 at 100.00	AA+	325,128
495	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	570,116
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
170	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	BBB–	170,913
1,425	5.000%, 3/01/36 – NPFG Insured	9/16 at 100.00	Baa1	1,419,956
840	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB–	762,880
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of Natural History, Series 2004A, 5.000%, 7/01/36 – NPFG Insured	7/14 at 100.00	AA	1,029,050
15,445	Total Education and Civic Organizations			16,023,568
	Health Care – 21.9% (14.5% of Total Investments)
2,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Lutheran Medical Center, Series 2003, 5.000%, 8/01/31 – NPFG Insured	2/13 at 100.00	Baa1	2,018,000
3,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A, 5.000%, 2/01/31 – AMBAC Insured	8/12 at 100.00	N/R	3,064,050
335	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Hudson Valley Hospital Center, Series 2007, 5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA+	357,338
1,000	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	1,093,480
255	Dormitory Authority of the State of New York, Revenue Bonds, Health Quest System Inc., Series 2007B, 5.125%, 7/01/37 – AGC Insured	7/17 at 100.00	AA+	263,961

Nuveen Investments	61

Nuveen Insured New York Tax-Free Advantage Municipal Fund (continued)
NRK	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$25	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA	$26,465
775	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA+	846,471
750	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23	7/13 at 100.00	Baa1	765,683
305	Dormitory Authority of the State of New York, Revenue Bonds, The New York and Presbyterian Hospital Project, Series 2007, 5.000%, 8/15/36 – AGM Insured	8/14 at 100.00	AA+	312,067
2,640	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	2,767,274
11,085	Total Health Care			11,514,789
	Long-Term Care – 0.6% (0.4% of Total Investments)
290	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	306,402
	Tax Obligation/General – 3.1% (2.1% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C, 5.000%, 10/01/29 – AGC Insured	10/19 at 100.00	AA+	1,073,220
50	New York City, New York, General Obligation Bonds, Fiscal Series 1998H, 5.125%, 8/01/25 – NPFG Insured	12/11 at 100.00	AA	50,165
225	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 – AGM Insured	8/15 at 100.00	AA+	256,658
250	New York City, New York, General Obligation Bonds, 5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA+	275,795
1,525	Total Tax Obligation/General			1,655,838
	Tax Obligation/Limited – 43.0% (28.4% of Total Investments)
2,695	Buffalo Fiscal Stability Authority, New York, Sales Tax Revenue State Aid Secured Bonds, Series 2004A, 5.250%, 8/15/12 – NPFG Insured	No Opt. Call	Aa1	2,809,349
1,000	Dormitory Authority of the State of New York, Master Lease Program Revenue Bonds, Nassau County Board of Cooperative Educational Services, Series 2009A, 5.000%, 8/15/28 – AGC Insured	8/19 at 100.00	AA+	1,082,030
3,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.250%, 10/01/23 – NPFG Insured	10/12 at 100.00	A+	3,110,640
1,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured	10/19 at 100.00	AA+	1,115,790
1,085	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2007A, 5.750%, 5/01/28 – AGM Insured (UB)	5/17 at 100.00	AA+	1,198,296
340	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/27 – AGM Insured (UB)	5/18 at 100.00	AA+	381,769
2,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	2,033,012
1,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	1,026,040
560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/13 at 102.00	BBB	528,550
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
610	5.000%, 10/15/25 – NPFG Insured (UB)	10/14 at 100.00	AAA	669,133
555	5.000%, 10/15/26 – NPFG Insured (UB)	10/14 at 100.00	AAA	607,159
740	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	785,991

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$320	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 – NPFG Insured	2/13 at 100.00	AAA	$335,955
1,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	AA+	1,133,410
280	New York Convention Center Development Corporation, New York, Hotel Fee Revenue Bonds, Tender Option Bonds Trust 3095, 13.299%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	313,718
1,290	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2002A, 5.000%, 1/01/23 – FGIC Insured	1/13 at 100.00	AAA	1,349,018
950	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AA	1,166,515
1,200	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	1,284,204
750	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	805,725
295	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA+	306,667
3,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	602,455
24,225	Total Tax Obligation/Limited			22,645,426
	Transportation – 13.7% (9.1% of Total Investments)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005A:
100	4.750%, 11/15/27 – NPFG Insured	11/15 at 100.00	AA+	106,009
500	4.750%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	507,550
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/25 – FGIC Insured	11/12 at 100.00	A	1,037,370
140	New York State Thruway Authority, General Revenue Bonds, Refunding Series 2007H, 5.000%, 1/01/25 – FGIC Insured	1/18 at 100.00	A+	153,548
1,875	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	A+	2,052,788
3,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/32 – AGM Insured	7/15 at 100.00	AA+	3,171,420
170	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.484%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA+	216,825
6,785	Total Transportation			7,245,510
	U.S. Guaranteed – 27.6% (18.3% of Total Investments) (4)
1,185	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Shorefront Jewish Geriatric Center Inc., Series 2002, 5.200%, 2/01/32 (Pre-refunded 2/01/13)	2/13 at 102.00	Aaa	1,286,223
500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Group, Series 2003, 5.375%, 5/01/23 (Pre-refunded 5/01/13)	5/13 at 100.00	Aaa	539,970
2,500	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2002A, 5.250%, 7/01/22 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	A1 (4)	2,595,200
70	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 – AMBAC Insured (ETM)	No Opt. Call	AAA	76,698
500	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2002A, 5.500%, 2/15/17 (Pre-refunded 2/15/12) – AGM Insured	2/12 at 100.00	Aaa	509,995
3,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003C, 5.250%, 8/01/18 (Pre-refunded 8/01/12) – AMBAC Insured	8/12 at 100.00	AAA	3,126,360
1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	1,784,849
500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/21 (Pre-refunded 3/15/13) – FGIC Insured	3/13 at 100.00	AA+ (4)	537,735

Nuveen Investments	63

Nuveen Insured New York Tax-Free Advantage Municipal Fund (continued)
NRK	Portfolio of Investments
September 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$2,000	Power Authority of the State of New York, General Revenue Bonds, Series 2002A, 5.000%, 11/15/20 (Pre-refunded 11/15/12)	11/12 at 100.00	Aa2 (4)	$2,107,700
1,975	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2002A, 5.125%, 1/01/31 (Pre-refunded 1/01/12) – NPFG Insured	1/12 at 100.00	AA+ (4)	1,999,688
13,910	Total U.S. Guaranteed			14,564,418
	Utilities – 6.6% (4.4% of Total Investments)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,130	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–	1,220,174
870	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–	928,238
1,000	5.000%, 12/01/26 – AGC Insured	6/16 at 100.00	AA+	1,092,520
125	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A–	127,941
110	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	123,733
3,235	Total Utilities			3,492,606
	Water and Sewer – 1.0% (0.6% of Total Investments)
495	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/36 – NPFG Insured (UB)	6/16 at 100.00	AAA	519,376
$78,780	Total Investments (cost $76,432,060) – 151.1%			79,630,110
	Floating Rate Obligations – (4.5)%			(2,390,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (52.5)% (5)			(27,680,000)
	Other Assets Less Liabilities – 5.9%			3,133,695
	Net Assets Applicable to Common Shares – 100%			$52,693,805

The fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to the Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.8%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of
Assets & Liabilities

September 30, 2011

	New York Investment Quality (NQN	)	New York Select Quality (NVN	)	New York Quality Income (NUN	)
Assets
Investments, at value (cost $391,293,844, $514,303,411 and $531,664,569, respectively)	$409,129,815		$544,122,198		$558,240,288
Cash	3,943,752		8,021,692		68,255
Cash equivalents (1)	—		—		—
Receivables:
Interest	5,896,581		7,676,407		7,759,360
Investments sold	130,000		5,000		—
Deferred offering costs	674,618		820,229		822,686
Other assets	122,988		173,940		175,180
Total assets	419,897,754		560,819,466		567,065,769
Liabilities
Floating rate obligations	37,145,000		33,510,000		40,245,000
Payables:
Auction Rate Preferred Shares (ARPS) noticed for redemption, at liquidation value	—		—		—
Common share dividends	1,038,677		1,448,374		1,520,509
Interest	—		—		—
Offering costs	287,398		261,689		294,416
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		—
Variable MuniFund Term Preferred (VMTP) Shares, at liquidation value	—		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	112,300,000		164,800,000		161,700,000
Accrued expenses:
Management fees	208,620		277,585		280,862
Other	124,942		189,619		196,027
Total liabilities	151,104,637		200,487,267		204,236,814
Net assets applicable to Common shares	$268,793,117		$360,332,199		$362,828,955
Common shares outstanding	17,518,033		23,198,402		23,752,339
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.34		$15.53		$15.28
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$175,180		$231,984		$237,523
Paid-in surplus	248,961,941		328,414,807		334,528,752
Undistributed (Over-distribution of) net investment income	3,765,326		4,921,882		5,294,486
Accumulated net realized gain (loss)	(1,945,301)		(3,055,261)		(3,807,525)
Net unrealized appreciation (depreciation)	17,835,971		29,818,787		26,575,719
Net assets applicable to Common shares	$268,793,117		$360,332,199		$362,828,955
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
ARPS	1,000,000		1,000,000		1,000,000
MTP	—		—		—
VMTP	—		—		—
VRDP	Unlimited		Unlimited		Unlimited

(1) Segregated for the payment of ARPS noticed for redemption

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of
Assets & Liabilities (continued)

	Insured New York Premium Income (NNF	)	Insured New York Dividend Advantage (NKO	)	Insured New York Tax-Free Advantage (NRK	)
Assets
Investments, at value (cost $184,643,115, $170,114,787 and $76,432,060, respectively)	$194,173,566		$177,563,294		$79,630,110
Cash	37,460		3,048,599		2,063,774
Cash equivalents (1)	24,808,290		—		—
Receivables:
Interest	2,922,057		2,830,077		1,005,546
Investments sold	—		—		—
Deferred offering costs	313,429		616,816		475,755
Other assets	23,072		44,110		37,862
Total assets	222,277,874		184,102,896		83,213,047
Liabilities
Floating rate obligations	16,600,000		11,620,000		2,390,000
Payables:
Auction Rate Preferred Shares (ARPS) noticed for redemption, at liquidation value	24,800,000		—		—
Common share dividends	515,387		523,673		196,004
Interest	38,657		—		58,820
Offering costs	138,584		59,290		118,136
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		27,680,000
Variable MuniFund Term Preferred (VMTP) Shares, at liquidation value	50,700,000		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		50,000,000		—
Accrued expenses:
Management fees	99,597		85,866		41,416
Other	66,824		39,018		34,866
Total liabilities	92,959,049		62,327,847		30,519,242
Net assets applicable to Common shares	$129,318,825		$121,775,049		$52,693,805
Common shares outstanding	8,243,515		7,937,131		3,506,560
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.69		$15.34		$15.03
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$82,435		$79,371		$35,066
Paid-in surplus	118,624,959		113,645,233		49,724,125
Undistributed (Over-distribution of) net investment income	2,381,497		1,460,754		176,594
Accumulated net realized gain (loss)	(1,300,517)		(858,816)		(440,030)
Net unrealized appreciation (depreciation)	9,530,451		7,448,507		3,198,050
Net assets applicable to Common shares	$129,318,825		$121,775,049		$52,693,805
Authorized shares:
Common	200,000,000		Unlimited		Unlimited
ARPS	1,000,000		Unlimited		Unlimited
MTP	—		—		Unlimited
VMTP	Unlimited		—		—
VRDP	—		Unlimited		—

(1) Segregated for the payment of ARPS noticed for redemption

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of
Operations

Year Ended September 30, 2011

	New York Investment Quality (NQN )	New York Select Quality (NVN )	New York Quality Income (NUN )	Insured New York Premium Income (NNF )	Insured New York Dividend Advantage (NKO )	Insured New York Tax-Free Advantage (NRK )
Investment Income	$18,721,581	$25,849,068	$25,989,341	$8,923,745	$8,456,038	$3,756,413
Expenses
Management fees	2,484,574	3,303,992	3,350,282	1,181,010	1,113,022	496,062
Auction fees	—	—	43,010	75,421	—	—
Dividend disbursing agent fees	—	—	22,411	19,995	—	—
Shareholders’ servicing agent fees and expenses	25,055	24,548	24,838	9,478	1,183	26,556
Interest expense and amortization of offering costs	750,063	953,504	814,439	151,911	272,578	846,455
Fees on VRDP Shares	983,603	1,443,439	1,121,390	—	567,020	—
Custodian’s fees and expenses	70,967	96,302	93,389	40,148	36,446	20,486
Directors’/Trustees’ fees and expenses	9,874	16,220	13,258	4,431	4,432	2,086
Professional fees	22,943	24,679	45,152	23,215	20,010	19,069
Shareholders’ reports – printing
and mailing expenses	39,343	46,048	50,459	23,545	20,259	13,371
Stock exchange listing fees	8,961	8,961	8,961	8,961	1,046	21,540
Investor relations fees	24,791	32,456	33,658	12,790	11,672	5,699
Other expenses	36,521	44,476	51,160	32,904	31,987	34,176
Total expenses before custodian fee credit and expense reimbursement	4,456,695	5,994,625	5,672,407	1,583,809	2,079,655	1,485,500
Custodian fee credit	(2,270)	(5,312)	(10,400)	(780)	(3,156)	(774)
Expense reimbursement	—	—	—	—	(132,957)	(10,790)
Net expenses	4,454,425	5,989,313	5,662,007	1,583,029	1,943,542	1,473,936
Net investment income (loss)	14,267,156	19,859,755	20,327,334	7,340,716	6,512,496	2,282,477
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	815,288	617,919	439,031	59,685	46,221	46,963
Change in net unrealized appreciation (depreciation) of investments	(3,309,672)	(6,120,459)	(6,386,485)	(1,168,454)	(850,898)	(924,356)
Net realized and unrealized gain (loss)	(2,494,384)	(5,502,540)	(5,947,454)	(1,108,769)	(804,677)	(877,393)
Distributions to Auction Rate
Preferred Shareholders
From net investment income	—	—	(189,512)	(172,673)	—	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	—	—	(189,512)	(172,673)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	$11,772,772	$14,357,215	$14,190,368	$6,059,274	$5,707,819	$1,405,084

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of
Changes in Net Assets

	New York Investment Quality (NQN)		New York Select Quality (NVN)		New York Quality Income (NUN)
	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10
Operations
Net investment income (loss)	$14,267,156	$15,306,739	$19,859,755	$21,221,615	$20,327,334	$21,690,212
Net realized gain (loss) from investments	815,288	1,107,452	617,919	819,456	439,031	571,906
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(3,309,672)	5,430,758	(6,120,459)	6,657,396	(6,386,485)	5,806,336
Distributions to Auction Rate Preferred Shareholders:
From net investment income	—	(428,280)	—	(642,714)	(189,512)	(651,201)
From accumulated net realized gains	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	11,772,772	21,416,669	14,357,215	28,055,753	14,190,368	27,417,253
Distributions to Common Shareholders
From net investment income	(14,119,537)	(13,558,960)	(19,544,653)	(18,349,937)	(19,761,948)	(18,717,052)
From accumulated net realized gains	(888,164)	—	(677,393)	—	(104,510)	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(15,007,701)	(13,558,960)	(20,222,046)	(18,349,937)	(19,866,458)	(18,717,052)
Capital Share Transactions
Common shares repurchased and retired	—	—	—	—	—	(21,811)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	—	—	—	(21,811)
Net increase (decrease) in net assets applicable to Common shares	(3,234,929)	7,857,709	(5,864,831)	9,705,816	(5,676,090)	8,678,390
Net assets applicable to Common shares at the beginning of period	272,028,046	264,170,337	366,197,030	356,491,214	368,505,045	359,826,655
Net assets applicable to Common shares at the end of period	$268,793,117	$272,028,046	$360,332,199	$366,197,030	$362,828,955	$368,505,045
Undistributed (Over-distribution of) net investment income at the end of period	$3,765,326	$3,620,168	$4,921,882	$4,651,563	$5,294,486	$4,931,502

See accompanying notes to financial statements.

68	Nuveen Investments

	Insured New York Premium Income (NNF)		Insured New York Dividend Advantage (NKO)		Insured New York Tax-Free Advantage (NRK)
	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/11	Year Ended 9/30/10
Operations
Net investment income (loss)	$7,340,716	$7,057,254	$6,512,496	$6,394,808	$2,282,477	$2,711,733
Net realized gain (loss) from investments	59,685	63,935	46,221	(6,075)	46,963	(33,902)
Net increase from payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—	—	—	—	35,020
Change in net unrealized appreciation (depreciation) of investments	(1,168,454)	2,739,985	(850,898)	1,592,173	(924,356)	800,598
Distributions to Auction Rate Preferred Shareholders: From net investment income	(172,673)	(204,610)	—	—	—	(42,251)
From accumulated net realized gains	—	—	—	—	—	(36,601)
Net increase (decrease) in net assets applicable to Common shares from operations	6,059,274	9,656,564	5,707,819	7,980,906	1,405,084	3,434,597
Distributions to Common Shareholders
From net investment income	(6,421,699)	(6,068,555)	(6,171,119)	(6,127,465)	(2,577,322)	(2,563,296)
From accumulated net realized gains	—	—	—	(20,637)	—	(228,628)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(6,421,699)	(6,068,555)	(6,171,119)	(6,148,102)	(2,577,322)	(2,791,924)
Capital Share Transactions
Common shares repurchased and retired	—	(165,653)	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(165,653)	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares	(362,425)	3,422,356	(463,300)	1,832,804	(1,172,238)	642,673
Net assets applicable to Common shares at the beginning of period	129,681,250	126,258,894	122,238,349	120,405,545	53,866,043	53,223,370
Net assets applicable to Common shares at the end of period	$129,318,825	$129,681,250	$121,775,049	$122,238,349	$52,693,805	$53,866,043
Undistributed (Over-distribution of) net investment income at the end of period	$2,381,497	$1,628,743	$1,460,754	$1,098,806	$176,594	$340,229

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
Cash Flows

Year Ended September 30, 2011

	New York Investment Quality (NQN )	New York Select Quality (NVN )	New York Quality Income (NUN )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$11,772,772	$14,357,215	$14,190,368
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(18,512,999)	(35,885,531)	(35,603,608)
Proceeds from sales and maturities of investments	17,143,550	28,310,142	16,724,534
Proceeds from (Purchases of) short-term investments, net	4,975,000	4,975,000	—
Amortization (Accretion) of premiums and discounts, net	1,411,023	602,837	711,289
(Increase) Decrease in:
Receivable for interest	(364,248)	(416,062)	(531,203)
Receivable for investments sold	(20,000)	8,554,582	6,281,592
Other assets	87,250	114,704	(39,840)
Increase (Decrease) in:
Payable for ARPS dividends	—	—	(7,511)
Payable for interest	—	—	—
Accrued management fees	(3,434)	(5,343)	(4,681)
Accrued other expenses	(10,262)	(24,973)	(33,740)
Net realized (gain) loss from:
Investments	(815,288)	(617,919)	(439,031)
Paydowns	—	(11,204)	(9,321)
Change in net unrealized (appreciation) depreciation of investments	3,309,672	6,120,459	6,386,485
Taxes paid on undistributed capital gains	(12,523)	(5,308)	(2,902)
Net cash provided by (used in) operating activities	18,960,513	26,068,599	7,622,431
Cash Flows from Financing Activities:
(Increase) Decrease in:
Cash equivalents(1)	—	—	—
Deferred offering costs	23,380	28,425	(822,686)
Increase (Decrease) in:
Cash overdraft balance	—	—	—
ARPS noticed for redemption, at liquidation value	—	—	—
Payable for offering costs	(162,869)	(224,622)	294,416
VMTP Shares, at liquidation value	—	—	—
VRDP Shares, at liquidation value	—	—	161,700,000
ARPS, at liquidation value	—	—	(160,775,000)
Cash distributions paid to Common shareholders	(14,974,989)	(20,171,385)	(19,775,607)
Net cash provided by (used in) financing activities	(15,114,478)	(20,367,582)	(19,378,877)
Net Increase (Decrease) in Cash	3,846,035	5,701,017	(11,756,446)
Cash at the beginning of period	97,717	2,320,675	11,824,701
Cash at the End of Period	$3,943,752	$8,021,692	$68,255

(1) Segregated for the payment of ARPS noticed for redemption.

Supplemental Disclosure of Cash Flow Information

	New York Investment Quality (NQN	)	New York Select Quality (NVN	)	New York Quality Income (NUN	)
Cash paid for interest (excluding amortization of offering costs)	$726,684		$925,081		$792,125

See accompanying notes to financial statements.

70	Nuveen Investments

	Insured New York Premium Income (NNF )	Insured New York Dividend Advantage (NKO )	Insured New York Tax-Free Advantage (NRK )
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$6,059,274	$5,707,819	$1,405,084
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(14,608,043)	(20,875,676)	(4,933,390)
Proceeds from sales and maturities of investments	5,526,250	20,843,022	7,122,990
Proceeds from (Purchases of) short-term investments, net	6,470,000	—	—
Amortization (Accretion) of premiums and discounts, net	621,388	452,403	269,478
(Increase) Decrease in:
Receivable for interest	(413,714)	(275,254)	44,358
Receivable for investments sold	516,635	2,720,750	—
Other assets	3,359	18,338	(3,772)
Increase (Decrease) in:
Payable for ARPS dividends	(1,540)	—	—
Payable for interest	38,657	—	(3,921)
Accrued management fees	(926)	6,439	4,357
Accrued other expenses	18,321	6,833	9,676
Net realized (gain) loss from:
Investments	(59,685)	(46,221)	(46,963)
Paydowns	—	—	—
Change in net unrealized (appreciation) depreciation of investments	1,168,454	850,898	924,356
Taxes paid on undistributed capital gains	—	(524)	(493)
Net cash provided by (used in) operating activities	5,338,430	9,408,827	4,791,760
Cash Flows from Financing Activities:
(Increase) Decrease in:
Cash equivalents(1)	(24,808,290)	—	—
Deferred offering costs	(313,429)	9,794	131,210
Increase (Decrease) in:
Cash overdraft balance	—	(208,043)	(250,766)
ARPS noticed for redemption, at liquidation value	24,800,000	—	—
Payable for offering costs	138,584	(20,039)	(19,712)
VMTP Shares, at liquidation value	50,700,000	—	—
VRDP Shares, at liquidation value	—	—	—
ARPS, at liquidation value	(50,350,000)	—	—
Cash distributions paid to Common shareholders	(6,385,785)	(6,141,940)	(2,588,718)
Net cash provided by (used in) financing activities	(6,218,920)	(6,360,228)	(2,727,986)
Net Increase (Decrease) in Cash	(880,490)	3,048,599	2,063,774
Cash at the beginning of period	917,950	—	—
Cash at the End of Period	$37,460	$3,048,599	$2,063,774

(1) Segregated for the payment of ARPS noticed for redemption.

Supplemental Disclosure of Cash Flow Information

	Insured New York Premium Income (NNF	)	Insured New York Dividend Advantage (NKO	)	Insured New York Tax-Free Advantage (NRK	)
Cash paid for interest (excluding amortization of offering costs)	$106,683		$250,893		$719,166

See accompanying notes to financial statements.

Nuveen Investments	71

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share– holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share– holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New York Investment Quality (NQN)
Year Ended 9/30:
2011	$15.53	$.81	$(.14)	$—	$—		$.67	$(.81)	$(.05)	$(.86)	$—		$15.34	$14.37
2010	15.08	.87	.37	(.02)	—		1.22	(.77)	—	(.77)	—		15.53	14.93
2009	13.23	.88	1.74	(.09)	—		2.53	(.68)	—	(.68)	—	*	15.08	14.13
2008	14.77	.90	(1.56)	(.26)	—		(.92)	(.62)	—	(.62)	—	*	13.23	10.72
2007	15.18	.89	(.29)	(.25)	(.02)		.33	(.67)	(.07)	(.74)	—		14.77	13.70

New York Select Quality (NVN)
Year Ended 9/30:
2011	15.79	.85	(.24)	—	—		.61	(.84)	(.03)	(.87)	—		15.53	14.76
2010	15.37	.91	.33	(.03)	—		1.21	(.79)	—	(.79)	—		15.79	15.40
2009	13.34	.90	1.90	(.09)	—		2.71	(.68)	—	(.68)	—	*	15.37	13.76
2008	14.98	.91	(1.63)	(.27)	—	*	(.99)	(.64)	(.01)	(.65)	—	*	13.34	10.70
2007	15.44	.92	(.37)	(.27)	(.01)		.27	(.70)	(.03)	(.73)	—		14.98	13.86

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

72	Nuveen Investments

			Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

2.39%	4.68%	$268,793	1.73%		5.52%	4%
11.63	8.42	272,028	1.31		5.83	6
39.45	19.74	264,170	1.42		6.45	3
(17.85)	(6.46)	232,903	1.46		6.15	9
3.22	2.22	260,224	1.40		5.98	19

1.95	4.27	360,332	1.73		5.75	5
18.34	8.18	366,197	1.26		6.00	8
36.22	20.98	356,491	1.36		6.52	5
(18.81)	(6.90)	310,931	1.41		6.16	12
1.70	1.75	349,388	1.38		6.05	17

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

New York Investment Quality (NQN)
Year Ended 9/30:
2011	.67%
2010	.17
2009	.22
2008	.22
2007	.18

New York Select Quality (NVN)
Year Ended 9/30:
2011	.69
2010	.14
2009	.16
2008	.20
2007	.18

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share– holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share– holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New York Quality Income (NUN)
Year Ended 9/30:
2011	$15.51	$.86	$(.25)	$(.01)	$—		$.60	$(.83)	$— *	$(.83)	$—		$15.28	$14.80
2010	15.15	.91	.27	(.03)	—		1.15	(.79)	—	(.79)	—	*	15.51	15.10
2009	13.20	.89	1.81	(.09)	—		2.61	(.67)	—	(.67)	.01		15.15	13.68
2008	14.79	.89	(1.59)	(.27)	—	*	(.97)	(.61)	(.01)	(.62)	—	*	13.20	10.43
2007	15.21	.89	(.33)	(.28)	(.01)		.27	(.65)	(.04)	(.69)	—		14.79	13.46

Insured New York Premium Income (NNF)
Year Ended 9/30:
2011	15.73	.89	(.13)	(.02)	—		.74	(.78)	—	(.78)	—		15.69	14.77
2010	15.29	.86	.35	(.03)	—		1.18	(.74)	—	(.74)	—	*	15.73	15.18
2009	13.39	.84	1.76	(.08)	—		2.52	(.63)	—	(.63)	.01		15.29	13.64
2008	14.88	.86	(1.48)	(.26)	—		(.88)	(.61)	—	(.61)	—		13.39	11.04
2007	15.31	.87	(.33)	(.25)	(.01)		.28	(.67)	(.04)	(.71)	—		14.88	13.54

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

74	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value	(b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

4.01%		4.26%	$362,829	1.62%		5.81%	3%
16.77		7.87	368,505	1.22		6.08	6
38.91		20.46	359,827	1.38		6.50	5
(18.60)		(6.80)	315,510	1.42		6.10	9
.21		1.81	353,564	1.38		5.95	21

2.78		5.04	129,319	1.28		5.93	3
17.25		7.96	129,681	1.25		5.63	4
30.31		19.42	126,259	1.42		6.02	5
(14.53)		(6.18)	111,528	1.45		5.84	10
(.20)		1.85	123,956	1.40		5.79	21

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, VMTP and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

New York Quality Income (NUN)
Year Ended 9/30:
2011	.55%
2010	.07
2009	.18
2008	.21
2007	.18

Insured New York Premium Income (NNF)
Year Ended 9/30:
2011	.13
2010	.09
2009	.21
2008	.21
2007	.17

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share– holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share– holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Insured New York Dividend Advantage (NKO)
Year Ended 9/30:
2011	$15.40	$.82	$(.10)	$—	$—		$.72	$(.78)	$—	$(.78)	$—		$15.34	$14.16
2010	15.17	.81	.19	—	—		1.00	(.77)	— *	(.77)	—		15.40	14.72
2009	13.38	.78	1.73	—	—	*	2.51	(.70)	(.02)	(.72)	—	*	15.17	14.07
2008	14.96	.91	(1.57)	(.22)	(.01)		(.89)	(.66)	(.03)	(.69)	—		13.38	10.96
2007	15.34	.95	(.34)	(.26)	—	*	.35	(.72)	(.01)	(.73)	—		14.96	14.10

Insured New York Tax-Free Advantage (NRK)
Year Ended 9/30:
2011	15.36	.65	(.24)	—	—		.41	(.74)	—	(.74)	—		15.03	13.86
2010	15.18	.77	.23	(.01)	(.01)		.98	(.73)	(.07)	(.80)	—		15.36	14.75
2009	13.31	.83	1.81	(.10)	—	*	2.54	(.66)	(.01)	(.67)	—	*	15.18	13.70
2008	14.65	.88	(1.32)	(.25)	—	*	(.69)	(.65)	— *	(.65)	—		13.31	11.52
2007	14.92	.91	(.29)	(.23)	—	*	.39	(.65)	(.01)	(.66)	—		14.65	13.74

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

76	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

1.77%	4.98%	$121,775	1.77%		5.43%	1.66%		5.55%	12%
10.62	6.88	122,238	1.86		5.19	1.67		5.37	2
36.41	19.41	120,406	2.13		5.42	1.87		5.68	3
(18.10)	(6.24)	106,583	1.65		5.81	1.68		5.78	9
(.21)	2.36	119,131	1.38		5.83	1.40		5.81	19

(.81)	2.91	52,694	2.91		4.44	2.89		4.47	6
13.97	6.70 **	53,866	1.95		5.01	1.81		5.15	4
25.65	19.67	53,223	1.40		5.77	1.13		6.04	4
(11.94)	(4.91)	46,769	1.41		5.68	1.44		5.65	8
2.24	2.69	51,479	1.40		5.65	1.42		5.63	17

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares, and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of November 30, 2010, the Adviser is no longer reimbursing Insured New York Tax-Free Advantage (NRK) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively as follows:

Insured New York Dividend Advantage (NKO)
Year Ended 9/30:
2011	.72%
2010	.77
2009	1.01
2008	.40
2007	.18

Insured New York Tax-Free Advantage (NRK)
Year Ended 9/30:
2011	1.66
2010	.77
2009	.09
2008	.15
2007	.15

*	Rounds to less than $.01 per share.
**
During the fiscal year ended September 30, 2010, Insured New York Tax-Free Advantage (NRK) received payments from the Adviser of $35,020 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on Common Share Net Asset Value.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial
Highlights (continued)

	ARPS at the End of Period			VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
New York Investment Quality (NQN)
Year Ended 9/30:
2011	$—	$—	$—	$112,300	$100,000	$339,353
2010	—	—	—	112,300	100,000	342,233
2009	111,500	25,000	84,231	—	—	—
2008	114,925	25,000	75,664	—	—	—
2007	144,000	25,000	70,178	—	—	—

New York Select Quality (NVN)
Year Ended 9/30:
2011	—	—	—	164,800	100,000	318,648
2010	—	—	—	164,800	100,000	322,207
2009	163,900	25,000	79,376	—	—	—
2008	163,900	25,000	72,427	—	—	—
2007	193,000	25,000	70,258	—	—	—

78	Nuveen Investments

	ARPS at the End of Period			VMTP Shares at the End of Period			VRDP Shares at the End of Period			ARPS and VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
New York Quality Income (NUN)
Year Ended 9/30:
2011	$—	$—	$—	$—	$—	$—	$161,700	$100,000	$324,384	$—
2010	160,775	25,000	82,301	—	—	—	—	—	—	—
2009	160,775	25,000	80,952	—	—	—	—	—	—	—
2008	165,375	25,000	72,696	—	—	—	—	—	—	—
2007	197,000	25,000	69,868	—	—	—	—	—	—	—

Insured New York Premium Income (NNF)
Year Ended 9/30:
2011	24,800	25,000	67,821	50,700	100,000	271,283	—	—	—	2.71
2010	50,350	25,000	89,390	—	—	—	—	—	—	—
2009	50,350	25,000	87,691	—	—	—	—	—	—	—
2008	52,000	25,000	78,619	—	—	—	—	—	—	—
2007	65,000	25,000	72,675	—	—	—	—	—	—	—

See accompanying notes to financial statements.

Nuveen Investments	79

Financial
Highlights (continued)

	ARPS at the End of Period			MTP Shares at the End of Period (f)			VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Insured New York Dividend Advantage (NKO)
Year Ended 9/30:
2011	$—	$—	$—	$—	$—	$—	$50,000	$100,000	$343,550
2010	—	—	—	—	—	—	50,000	100,000	344,477
2009	—	—	—	—	—	—	50,000	100,000	340,811
2008	—	—	—	—	—	—	50,000	100,000	313,166
2007	61,000	25,000	73,824	—	—	—	—	—	—

Insured New York Tax-Free Advantage (NRK)
Year Ended 9/30:
2011	—	—	—	27,680	10.00	29.04	—	—	—
2010	—	—	—	27,680	10.00	29.46	—	—	—
2009	27,000	25,000	74,281	—	—	—	—	—	—
2008	27,000	25,000	68,304	—	—	—	—	—	—
2007	27,000	25,000	72,665	—	—	—	—	—	—

(f)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share
Insured New York Tax-Free Advantage (NRK)
Year Ended 9/30:
2011	2015	$10.10	$10.06
2010	2015	10.33	10.09	^
2009	—	—	—
2008	—	—	—
2007	—	—	—

^	For the period April 14, 2010 (first issuance date of shares) through September 30, 2010.

See accompanying notes to financial statements.

80	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Investment Quality Municipal Fund, Inc. (NQN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN), Nuveen Insured New York Premium Income Municipal Fund, Inc. (NNF), Nuveen Insured New York Dividend Advantage Municipal Fund (NKO) and Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK) (each a “Fund” and collectively, the “Funds”). Common shares of New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Premium Income (NNF) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Insured New York Dividend Advantage (NKO) and Insured New York Tax-Free Advantage (NRK) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio manager became an employee of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of

Nuveen Investments	81

Notes to
Financial Statements (continued)

comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2011, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of Insured New York Tax-Free Advantage (NRK) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of September 30, 2010, New York Investment Quality (NQN), New York Select Quality (NVN) and Insured New York Tax-Free Advantage (NRK) redeemed all of their outstanding ARPS at liquidation value. As of September 30, 2008, Insured New York Dividend Advantage (NKO) redeemed all of its outstanding ARPS at liquidation value. During the fiscal year ended September 30, 2011, New York Quality Income (NUN) and Insured New York Premium Income (NNF) had issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS were issued in one or more Series. The dividend rate paid by the Funds on each Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as

82	Nuveen Investments

calculated in accordance with the pre-established terms of the ARPS. As of September 30, 2011, each Fund redeemed and/or noticed for redemption all of their outstanding ARPS, at liquidation value, as follows:

	New York Investment Quality (NQN	)	New York Select Quality (NVN	)	New York Quality Income (NUN	)	Insured New York Premium Income (NNF	)	Insured New York Dividend Advantage (NKO	)	Insured New York Tax-Free Advantage (NRK	)
ARPS redeemed and/or noticed for redemption, at liquidation value	$144,000,000		$193,000,000		$197,000,000		$65,000,000		$61,000,000		$27,000,000

During the fiscal year ended September 30, 2010, lawsuits pursuing claims made in a demand letter alleging that New York Quality Income’s (NUN) Board of Directors breached its fiduciary duties related to the redemption at par of the Fund’s ARPS, had been filed on behalf of shareholders of the Fund, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Fund. The court has heard the Fund’s motion to dismiss the lawsuits, and has taken the matter under advisement. Nuveen and other named defendants believe these lawsuits to be without merit, and all named parties are defending themselves vigorously against these charges.

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, (“Nuveen Securities”) entered into a settlement with the Financial Industry Regulatory Authority (“FINRA”) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA’s allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

MuniFund Term Preferred Shares
Insured New York Tax-Free Advantage (NRK) has issued and outstanding $27,680,000, of 2.55%, Series 2015 MuniFund Term Preferred (“MTP”) Shares, with a $10.00 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all of the Fund’s outstanding ARPS. The MTP Shares trade on the NYSE under the ticker symbol “NRK Pr C.”

The Fund is obligated to redeem its MTP Shares on May 1, 2015, unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. The MTP Shares are subject to redemption at the option of the Fund beginning May 1, 2011, subject to payment of a premium until April 30, 2012, and at par thereafter. The MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares. The Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share would be equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

During the fiscal year ended September 30, 2011, Insured New York Tax-Free Advantage (NRK) had all $27,680,000 of its MTP Shares outstanding. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate of 2.55%, subject to adjustment in certain circumstances.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Nuveen has agreed that net amounts earned by Nuveen as underwriter of the Fund’s MTP Share offering would be credited to the Fund, and would be recorded as reductions of offering costs recognized by the Fund. During the fiscal year ended September 30, 2011, Nuveen earned no net underwriting amounts on the Fund’s MTP Shares.

Variable Rate MuniFund Term Preferred Shares
Insured New York Premium Income (NNF) has issued and outstanding $50,700,000 Series 2014 Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. Insured New York Premium Income (NNF) issued its VMTP Shares in a privately negotiated offering in September 2011. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to redeem a portion of the Fund’s outstanding ARPS. The Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

Nuveen Investments	83

Notes to
Financial Statements (continued)

The Fund is obligated to redeem its VMTP Shares on October 1, 2014, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund until October 1, 2012, subject to payment of a premium until September 30, 2012, and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average liquidation value outstanding and average annualized dividend rate of VMTP Shares for the Fund during the period September 8, 2011 (issuance date of shares) through September 30, 2011 were $50,700,000 and 1.21%, respectively.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Dividend Advantage (NKO) issued their VRDP Shares in a privately negotiated offering during August 2010, August 2010, December 2010 and August 2008, respectively. Concurrent with renewing agreements with the liquidity provider for its VRDP Shares in June 2010, Insured New York Dividend Advantage (NKO) exchanged all of its 500 Series 1 VRDP Shares for 500 Series 2 VRDP Shares. The principal difference in terms between Series 1 and Series 2 VRDP Shares is the requirement that the Fund redeem VRDP Shares owned by the liquidity provider if the VRDP Shares have been owned by the liquidity provider through six months of continuous, unsuccessful remarketing. Proceeds of each Fund’s offering were used to redeem all, or a portion of, each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of September 30, 2011, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:
Insured
	New York		New York		New York		New York
	Investment		Select		Quality		Dividend
	Quality		Quality		Income		Advantage
	(NQN	)	(NVN	)	(NUN	)	(NKO	)
Series	1		1		1		2
Shares outstanding	1,123		1,648		1,617		500
Maturity	August 1, 2040		August 1, 2040		December 1, 2040		June 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended September 30, 2011, were as follows:
							Insured
	New York		New York		New York		New York
	Investment		Select		Quality		Dividend
	Quality		Quality		Income		Advantage
	(NQN	)	(NVN	)	(NUN	)*	(NKO	)
Average liquidation value outstanding	112,300,000		164,800,000		161,700,000		50,000,000
Annualized dividend rate	0.43%		0.44%		0.42%		0.36%

*	For the period December 16, 2010 (issuance date of shares) through September 30, 2011.

84	Nuveen Investments

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as components of Fees on VRDP Shares” on the Statement of Operations.

Insurance
Since 2007, the financial status of most major municipal bond insurers has deteriorated substantially, and some insurers have gone out of business, rendering worthless the insurance policies they had written. Under normal circumstances, each Fund invests at least 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the municipal securities in which each Fund invests will be investment grade at the time of purchase (including (i) bonds insured by investment grade rated insurers or are rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB by one or more national rating agencies are considered to be below investment grade.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Assuming that the insurer remains creditworthy, the insurance feature of a municipal security guarantees the full payment of principal and interest when due through the life of an insured obligation. Such insurance does not guarantee the market value of the insured obligation or the value of the Fund’s Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds and is reflected as an expense over the term of the policy when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended September 30, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on

Nuveen Investments	85

Notes to
Financial Statements (continued)

inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At September 30, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts, was as follows:

							Insured		Insured		Insured
	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		Tax-Free
	Quality		Quality		Income		Income		Advantage		Advantage
	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Maximum exposure to Recourse Trusts	$7,790,000		$9,585,000		$9,700,000		$3,420,000		$610,000		$560,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended September 30, 2011, were as follows:

							Insured		Insured		Insured
	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		Tax-Free
	Quality		Quality		Income		Income		Advantage		Advantage
	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Average floating rate obligations outstanding	$37,145,000		$33,510,000		$40,245,000		$16,600,000		$11,620,000		$2,390,000
Average annual interest rate and fees	0.64%		0.60%		0.64%		0.64%		0.61%		0.56%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 2011.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

86	Nuveen Investments

Offering Costs
Costs incurred by Insured New York Tax-Free Advantage (NRK) in connection with its offering of MTP Shares ($670,200) were recorded as a deferred charge, which are being amortized over the life of the shares. Costs incurred by Insured New York Premium Income (NNF) in connection with its offering of VMTP Shares ($320,000) were recorded as a deferred charge, which are being amortized over the life of the shares. Costs incurred by New York Investment Quality (NQN), New York Select Quality (NVN), New York Quality Income (NUN) and Insured New York Dividend Advantage (NKO) in connection with their offerings of VRDP Shares ($700,750, $852,000, $845,000 and $675,000, respectively) were recorded as deferred charges which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of September 30, 2011:

New York Investment Quality (NQN)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$409,129,815	$—	$409,129,815

New York Select Quality (NVN)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$544,122,198	$—	$544,122,198

New York Quality Income (NUN)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$558,240,288	$—	$558,240,288

Nuveen Investments	87

Notes to
Financial Statements (continued)

Insured New York Premium Income (NNF)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$194,173,566	$—	$194,173,566

Insured New York Dividend Advantage (NKO)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$177,563,294	$—	$177,563,294

Insured New York Tax-Free Advantage (NRK)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$79,630,110	$—	$79,630,110

During the fiscal year ended September 30, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended September 30, 2011.

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

	New York Investment Quality (NQN)		New York Select Quality (NVN)		New York Quality Income (NUN)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10
Common shares repurchased and retired	—	—	—	—	—	(1,700)
Weighted average Common share:
Price per share repurchased and retired	—	—	—	—	—	$12.81
Discount per share repurchased and retired	—	—	—	—	—	12.38%

	Insured New York Premium Income (NNF)		Insured New York Dividend Advantage (NKO)		Insured New York Tax-Free Advantage (NRK)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/11	9/30/10	9/30/11	9/30/10	9/30/11	9/30/10
Common shares repurchased and retired	—	(12,700)	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	—	$13.02	—	—	—	—
Discount per share repurchased and retired	—	11.83%	—	—	—	—

Preferred Shares
Insured New York Dividend Advantage (NKO) redeemed all of its outstanding ARPS during the fiscal year ended September 30, 2008.

Transactions in ARPS were as follows:

	New York Investment Quality (NQN)				New York Select Quality (NVN)
	Year Ended 9/30/11		Year Ended 9/30/10		Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	744	$18,600,000	N/A	N/A	—	$—
Series T	N/A	N/A	1,858	46,450,000	N/A	N/A	1,461	36,525,000
Series W	N/A	N/A	—	—	N/A	N/A	2,038	50,950,000
Series TH	N/A	N/A	—	—	N/A	N/A	3,057	76,425,000
Series F	N/A	N/A	1,858	46,450,000	N/A	N/A	—	—
Total	N/A	N/A	4,460	$111,500,000	N/A	N/A	6,556	$163,900,000

88	Nuveen Investments

	New York Quality Income (NUN)				Insured New York Premium Income (NNF)
	Year Ended 9/30/11		Year Ended 9/30/10		Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series M	1,794	$44,850,000	—	$—	1,022	$25,500,000	—	$—
Series T	—	—	—	—	992	24,800,000	—	—
Series W	1,796	44,900,000	—	—	—	—	—	—
Series TH	1,959	48,975,000	—	—	—	—	—	—
Series F	882	22,050,000	—	—	—	—	—	—
Total	6,431	$160,775,000	—	$—	2,014	$50,350,000	—	$—

	Insured New York Tax-Free Advantage (NRK)
	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series TH	N/A	N/A	1,080	$27,000,000

N/A – As of September 30, 2011, the Fund redeemed all of its outstanding ARPS at liquidation value.

Transactions in MTP Shares were as follows:

	Insured New York Tax-Free Advantage (NRK)
	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	—	$—	2,768,000	$27,680,000

Transaction in VMTP Shares were as follows:

	Insured New York Premium Income (NNF)
	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	507	$50,700,000	—	$—

Transactions in VRDP Shares were as follows:

	New York Investment Quality (NQN)				New York Select Quality (NVN)
	Year Ended 9/30/11		Year Ended 9/30/10		Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	1,123	$112,300,000	—	$—	1,648	$164,800,000

Nuveen Investments	89

Notes to
Financial Statements (continued)

	New York Quality Income (NUN)
	Year Ended 9/30/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	1,671	$161,700,000	—	$—

During the fiscal year ended September 30, 2010, Insured New York Dividend Advantage (NKO) completed a private exchange offer in which all of its 500 Series 1 VRDP Shares were exchanged for 500 Series 2 VRDP Shares.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended September 30, 2011, were as follows:

							Insured		Insured		Insured
	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		Tax-Free
	Quality		Quality		Income		Income		Advantage		Advantage
	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Purchases	$18,512,999		$35,885,531		$35,603,608		$14,608,043		$20,875,676		$4,933,390
Sales and maturities	17,143,550		28,310,142		16,724,534		5,526,250		20,843,022		7,122,990

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

							Insured		Insured		Insured
	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		Tax-Free
	Quality		Quality		Income		Income		Advantage		Advantage
	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Cost of investments	$354,012,790		$480,837,638		$491,893,554		$168,044,193		$158,109,335		$74,022,371
Gross unrealized:
Appreciation	$21,907,553		$35,305,653		$32,181,419		$11,403,381		$9,534,755		$3,793,008
Depreciation	(3,923,004)		(5,544,807)		(6,093,976)		(1,868,427)		(1,685,349)		(578,991)
Net unrealized appreciation (depreciation) of investments	$17,984,549		$29,760,846		$26,087,443		$9,534,954		$7,849,406		$3,214,017

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at September 30, 2011, the Funds’ tax year end, as follows:

				Insured		Insured		Insured
	New York	New York	New York	New York		New York		New York
	Investment	Select	Quality	Premium		Dividend		Tax-Free
	Quality	Quality	Income	Income		Advantage		Advantage
	(NQN )	(NVN )	(NUN )	(NNF	)	(NKO	)	(NRK )
Paid-in-surplus	$(13,231)	$(14,783)	$(23,022)	$(6,571)		$(22,209)		$(130,195)
Undistributed (Over-distribution of) net investment income	(2,461)	(44,783)	(12,890)	6,410		20,571		131,210
Accumulated net realized gain (loss)	15,692	59,566	35,912	161		1,638		(1,015)

90	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2011, the Funds’ tax year end, were as follows:

							Insured		Insured		Insured
	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		Tax-Free
	Quality		Quality		Income		Income		Advantage		Advantage
	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Undistributed net tax-exempt income *	$4,507,282		$6,383,734		$6,759,861		$2,854,581		$1,867,826		$422,055
Undistributed net ordinary income **	149,777		—		241		—		—		—
Undistributed net long-term capital gains	844,405		688,857		477,137		49,830		43,085		47,456

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 1, 2011, paid on October 3, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2011 and September 30, 2010, was designated for purposes of the dividends paid deduction as follows:

							Insured		Insured		Insured
	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		Tax-Free
	Quality		Quality		Income		Income		Advantage		Advantage
2011	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Distributions from net tax-exempt income***	$14,580,265		$20,229,362		$20,397,351		$6,553,402		$6,323,243		$3,293,681
Distributions from net ordinary income**	—		—		—		—		—		—
Distributions from net long-term capital gains****	888,164		677,393		104,510		—		—		—

							Insured		Insured		Insured
	New York		New York		New York		New York		New York		New York
	Investment		Select		Quality		Premium		Dividend		Tax-Free
	Quality		Quality		Income		Income		Advantage		Advantage
2010	(NQN	)	(NVN	)	(NUN	)	(NNF	)	(NKO	)	(NRK	)
Distributions from net tax-exempt income	$13,979,689		$18,904,600		$19,182,269		$6,203,408		$6,279,396		$2,864,336
Distributions from net ordinary income **	—		—		—		—		5,556		99,670
Distributions from net long-term capital gains	—		—		—		—		15,081		165,559

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended September 30, 2011, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2011.

During the Funds’ tax year ended September 30, 2011, the following Funds utilized capital loss carryforwards as follows:

	Insured		Insured
	New York		New York
	Premium		Dividend
	Income		Advantage
	(NNF	)	(NKO	)
Utilized capital loss carryforwards	$10,016		$4,774

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	91

Notes to
Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

	New York Investment Quality (NQN	)
	New York Select Quality (NVN	)
	New York Quality Income (NUN	)
	Insured New York Premium Income (NNF	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

	Insured New York Dividend Advantage (NKO	)
	Insured New York Tax-Free Advantage (NRK	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2011, the complex-level fee rate for these Funds was .1785%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

92	Nuveen Investments

For the first ten years of Insured New York Dividend Advantage’s (NKO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Dividend Advantage (NKO) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured New York Tax-Free Advantage’s (NRK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse Insured New York Tax-Free Advantage (NRK) for any portion of its fees and expenses beyond November 30, 2010.

As a result of certain trading errors that occurred during the fiscal year ended September 30, 2010, Insured New York Tax-Free Advantage (NRK) was reimbursed $35,020 by the Adviser to offset losses realized on the disposal of investments in violation of investment guidelines.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events
On October 28, 2011, the Funds’ Board of Directors/Trustees approved changes to each Fund’s investment policy regarding its investment in insured municipal securities. These changes are designed to provide the Adviser with more flexibility regarding the types of securities available for investment by each Fund.

Effective January 2, 2012, each Fund will eliminate the investment policy requiring it, under normal circumstances, to invest at least 80% of its Managed Assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Since 2007, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Funds are not changing their investment objective and will continue to invest substantially all of their assets in a portfolio of investment grade quality municipal securities.

Concurrent with the investment policy changes, certain Funds will change their names as follows:

•	Insured New York Premium Income (NNF) will change to Nuveen New York Premium Income Municipal Fund, Inc. (NNF),
•	Insured New York Dividend Advantage (NKO) will change to Nuveen New York Dividend Advantage Municipal Income Fund (NKO) and
•	Insured New York Tax-Free Advantage (NRK) will change to and Nuveen New York AMT-Free Municipal Income Fund (NRK).

Nuveen Investments	93

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	ROBERT P. BREMNER(2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	240

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	240

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	240

■	DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	240

■	WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	240

94	Nuveen Investments

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	240

■	CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	240
■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	240

■	TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					240

Interested Board Member:
■	JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	240

Nuveen Investments	95

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					240

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	240

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	240

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	240

96	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer  (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					240

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	240

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	240

■	LARRY W. MARTIN 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997
Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).
					240

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					240

Nuveen Investments	97

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■	KATHLEEN L. PRUDHOMME 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	240

(1)
Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

98	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

Nuveen Investments	99

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

100	Nuveen Investments

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one-and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of each of the Funds were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

102	Nuveen Investments

All of the Funds, as noted above, had significant differences with their Performance Peer Groups; therefore the Independent Board Members considered the Funds’ performance compared to their benchmarks. In this regard, the Independent Board Members noted that the Nuveen Insured New York Dividend Advantage Municipal Fund outperformed its benchmark in the one-and three-year periods and that each of the other Funds underperformed its respective benchmark in the one-year period, but outperformed its respective benchmark in the three-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for the Nuveen Insured New York Dividend Advantage Municipal Fund (the “Insured Dividend Advantage Fund”) and the Nuveen Insured New York Tax-Free Advantage Municipal Fund (the “Insured Tax-Free Advantage Fund”).

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

Nuveen Investments	103

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The Independent Board Members observed that the Insured Tax-Free Advantage Fund and the Insured Dividend Advantage Fund each had net management fees and net expense ratios below their peer averages. In addition, they noted that the other Funds had net management fees higher than their peer average, but a net expense ratio below their peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to

104	Nuveen Investments

review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end

Nuveen Investments	105

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

106	Nuveen Investments

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	107

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

108	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	109

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

110	Nuveen Investments

■
Lipper Single-State Insured Municipal Debt Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 13 funds; 5-year, 13 funds; and 10-year, 8 funds. The Lipper Single-State Insured Municipal Debt Classification Average represents the overall average of returns for funds from eight different states and a wide variety of municipal market conditions. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Standard & Poor’s (S&P) Insured National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, insured U.S. municipal bond market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

■
Standard & Poor’s (S&P) New York Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

■
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Structural leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	111

Notes

112	Nuveen Investments

Notes

Nuveen Investments	113

Notes

114	Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NQN	—	—
NVN	—	—
NUN	—	6,431
NNF	—	2,014	*
NKO	—	—
NRK	—	—

*	Includes auction rate preferred shares noticed for redemption at the end of the reporting period.

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	115

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $198 billion of assets as of September 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com
EAN-B-0911D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York Investment Quality Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
September 30, 2011	$18,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

September 30, 2010	$19,673	$1,500	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
September 30, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
September 30, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
September 30, 2011	$0	$0	$0	$0
September 30, 2010	$3,400	$0	$0	$3,400

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“NAM” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen New York Investment Quality Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Scott R. Romans	Registered Investment Company	32	$6.16 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$.6 million
*	Assets are as of September 30, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager‘s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio manager is eligible for an annual cash bonus determined based upon the  portfolio manager‘s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of the portfolio manager‘s annual cash bonus is based on his or her Fund‘s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager‘s tenure is shorter. Investment performance for the Fund is determined by evaluating the Fund‘s performance relative to its benchmark(s) and/or Lipper industry peer group.

Each portfolio manager whose performance is evaluated in part by comparing the manager‘s performance to a benchmark is measured against a Fund-specific customized subset (limited to bonds in each Fund‘s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor‘s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of June 30, 2011, the S&P/Investortools Municipal Bond Index was comprised of 56,838 securities with an aggregate current market value of $1,218 billion.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager‘s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager‘s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM‘s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with NAM‘s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund‘s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received profits interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, in July 2009, Nuveen Investments created and funded a trust which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain key employees, including certain portfolio managers. Finally, certain key employees of  NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm‘s growth over time.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of September 30, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by NAM’s municipal investment team
Scott R. Romans	Nuveen New York Investment Quality Municipal Fund, Inc.	$0	$0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.  Currently, he manages investments for 33 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Investment Quality Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 8, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 8, 2011